As filed with the Securities and Exchange Commission on September 10, 2025
Securities Act File No.
333
-
Investment Company Act File
No. 811-21485

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form
N-2

(Check Appropriate Box or Boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.

☐	Post-Effective Amendment No.
and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 17

COHEN & STEERS INFRASTRUCTURE FUND, INC.
(Exact name of Registrant as specified in Charter)

1166 Avenue of the Americas
New York, New York 10036
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code:
212-832-3232

Dana A. DeVivo, Esq.
Cohen & Steers, Inc.
1166 Avenue of the Americas
New York, New York 10036
(Name and Address of Agent for Service)

Copies to:

Kenneth E. Burdon, Esq.
Simpson Thacher & Bartlett LLP 855 Boylston Street, 9 th Floor
Boston, Massachusetts 02116
(617) 573-4800

Approximate Date of Commencement of Proposed Public Offering:
From time to time after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☒	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Securities and Exchange Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.
It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act
If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

.
Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act.

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☒	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

BASE PROSPECTUS
Dated September 10, 2025
$640,000,000
Cohen & Steers Infrastructure Fund, Inc.
Common Stock
Subscription Rights to Purchase Common Stock

T
HE
F
UND
Cohen & Steers Infrastructure Fund, Inc., a Maryland corporation (the “Fund”), is a diversified, closed-end
management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).
I
NVESTMENT
O
BJECTIVE
AND
P
OLICIES
The Fund’s investment objective is total return with emphasis on income. The Fund’s investment objective is considered fundamental and may not be changed without stockholder approval. The Fund seeks to achieve its investment objective by investing at least 80% of its “Managed Assets” (
i.e.,
net assets plus assets obtained through leverage) in securities issued by infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications companies and other infrastructure companies. There can be no assurance that the Fund will achieve its investment objective.
The Fund was incorporated under the laws of the State of Maryland on January 8, 2004 and commenced investment operations on March 30, 2004. An investment in the Fund is not appropriate for all investors.
We may offer, from time to time, in one or more offerings, our shares of common stock, par value $0.001 per share (“common shares”), and/or our subscription rights to purchase our common shares, which we refer to collectively as the “securities.” Securities may be offered at prices and on terms to be set forth in one or more supplements to this prospectus (this “Prospectus” and each supplement thereto, a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our securities.
Our securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. We may offer subscription rights for common shares. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of common shares issuable upon the exercise of each right and the other terms of such rights offering. We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our securities. Our common shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “UTF.” On September 5, 2025, the last reported sale price of our common shares was $26.14. The net asset value of the Fund’s common shares at the close of business on September 5, 2025 was $25.59 per share.
Shares of
closed-end
funds often trade at a discount from net asset value. This creates a risk of loss for an investor purchasing shares in a public offering.
Investing in the Fund’s securities involves risks. See “Principal Risks of the Fund” beginning on page 20 for factors that should be considered before investing in securities of the Fund.
Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This Prospectus may not be used to consummate sales of securities by us through agents, underwriters or dealers unless accompanied by a Prospectus Supplement.
This Prospectus, together with an applicable Prospectus Supplement, sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus, together with an applicable Prospectus Supplement, which contains important information about the Fund, before deciding whether to invest in the securities, and retain it for future reference. A Statement of Additional Information, dated September 10, 2025 (the “SAI”), containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. You can review the table of contents of the SAI on page 62 of this Prospectus. You may receive free of charge a copy of the SAI or the Fund’s annual and semi-annual reports to stockholders by visiting our website at www.cohenandsteers.com/fund-literature, by calling
800-330-7348,
or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov). The SAI is only updated in connection with an offering and is therefore not available on the Fund’s website.
Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
You should rely only on the information contained or incorporated by reference in this Prospectus and any applicable Prospectus Supplement. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any state where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus and any applicable Prospectus Supplement is accurate as of any date other than the date of this Prospectus or the date of the applicable Prospectus Supplement.
As permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual stockholder reports will not be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive stockholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive stockholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (866)
227-0757
to let the Fund know you wish to continue receiving paper copies of your stockholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

PROSPECTUS SUMMARY
This is only a summary. This summary is not complete and may not contain all of the information that you should consider before investing in Cohen
 & Steers Infrastructure Fund, Inc.’s (the “Fund”) securities. You should review carefully the more detailed information contained in this Prospectus and in the Statement of Additional Information (the “SAI”), as well as in the documents incorporated by reference into this Prospectus identified under the heading “Incorporation by Reference”, especially the information set forth under the heading “Principal Risks of the Fund” on page 20 of this Prospectus and “Principal Risks of the Fund” in the Fund’s annual report on Form
N-CSR
for the fiscal year ended December
 31, 2024, filed with the SEC on March
 7, 2025
.
T
HE
F
UND
Cohen & Steers Infrastructure Fund, Inc., a Maryland corporation, is a diversified, closed-end
management investment company. The Fund was incorporated as a Maryland corporation on January 8, 2004. Throughout this Prospectus, we refer to Cohen & Steers Infrastructure Fund, Inc. as the “Fund” or as “we.” See “The Fund.” The Fund’s outstanding shares of common stock, par value $0.001 per share (“common shares”), are listed on the New York Stock Exchange (the “NYSE”) under the symbol “UTF.” The Fund has elected to be treated and intends to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
T
HE
O
FFERING
We may offer, from time to time, in one or more offerings, our common shares, or our subscription rights to purchase our common shares, which we refer to collectively as the “securities.” The securities may be offered at prices and on terms to be set forth in one or more
supplements to this Prospectus (each a “Prospectus Supplement”). The offering price per common share will not be less than the net asset value per common share at the time we make the offering, exclusive of any underwriting commissions or discounts; however, transferable
rights offerings that meet certain conditions may be offered at a price below the then current net asset value per common share. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our securities. Our securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of common shares issuable upon the exercise of each right and the other terms of such rights offering.
We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering.
INVESTMENT OBJECTIVE
AND
POLICIES
The Fund’s investment objective is total return with emphasis on income. The Fund’s investment objective is considered fundamental and may not be changed without stockholder approval.
In making investment decisions with respect to common stocks and other equity securities issued by infrastructure companies, the Investment Manager(as defined below) and Subadvisors will rely on a fundamental analysis of each company. Securities will be evaluated for their potential to provide an attractive total return through a combination of current income and capital appreciation. The Investment Manager and Subadvisors review each company’s potential for success in light of general economic and industry trends, as well as the company’s quality of management, financial condition, business plan, industry and sector market position, dividend payout ratio, corporate governance and environmental, social and governance (ESG) factors. The Investment Manager and Subadvisors utilize a value-oriented approach, and evaluates each company’s valuation on the basis of relative price/cash flow and price/earnings multiples, earnings growth rate, dividend yield, and price/book value, among other metrics. These equity securities can consist of: common stocks; rights or warrants to purchase common stocks; securities convertible into common stocks where the conversion feature represents, in the Investment Manager’s and Subadvisors’ view, a significant element of the securities’ value; preferred stocks; and equity units.
Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in securities issued by infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications companies and other infrastructure companies. This 80% investment policy is non-fundamental
and may be changed by the Board of Directors of the Fund (the “Board” and each member of the Board, individually, a “Director”) without stockholder approval. However, the Fund will provide stockholders with written notice at least 60 days prior to a change in its 80% investment policy. The Fund may not invest more than 25% of its Managed Assets in securities of issuers in any one industry, except for securities in infrastructure companies.
Infrastructure companies are companies that derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the:

•	generation, transmission, sale or distribution of electric energy;

•	distribution, purification and treatment of water;

•	production, transmission or distribution of natural resources used to produce energy; and

•	provision of communication services, including cable television, satellite, microwave, radio, telephone and other communications media.
In addition, infrastructure companies are companies that derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the management, ownership and/or operation of infrastructure assets or construction, development or financing of infrastructure assets, such as pipelines, toll roads, airports, railroads or ports. Infrastructure companies also include energy-related companies organized as master limited partnerships (“MLPs”) and their affiliates.
The Fund may also invest up to 25% of its Managed Assets in energy-related MLPs and their affiliates and Canadian royalty trusts.
The Fund may invest in preferred securities and other fixed income securities issued by any type of company, including traditional preferred securities, hybrid-preferred securities that have investment and economic characteristics of both preferred stock and debt securities and convertible securities. The Fund is also permitted to invest up to 25% of its Managed Assets, in securities that at the time of investment are rated below investment grade or that are unrated but judged to be below investment grade by the Investment Manager and Subadvisors. These below investment grade securities are commonly referred to as “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. Securities rated non-investment
grade (lower than
“BBB-”
by S&P Global Ratings (“S&P”) or lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”)) are sometimes referred to as “high yield” or “junk” bonds. The Fund may only invest in high yield securities that are rated “CCC” or higher by S&P, or rated “Caa” or higher by Moody’s, or unrated securities determined by the Investment Manager and Subadvisors to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default and such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities that are in default at the time of purchase.
The Fund may invest in foreign securities and emerging market securities. The Fund has no geographic restrictions and expects to invest in infrastructure companies primarily in developed countries, but may invest in securities of infrastructure companies domiciled in emerging market countries. The Fund may invest in securities of closed-end
funds,
open-end
funds, ETFs and other investment companies, to the extent permitted under Section 12(d)(1) of the 1940 Act and the rules thereunder, or any exemption granted under the 1940 Act.
Unless otherwise stated herein or in the SAI, the Fund’s investment policies are non-fundamental
policies and may be changed by the Board without prior stockholder approval. Unless otherwise expressly stated in this Prospectus or the SAI, or otherwise required by applicable law, all percentage and ratings or credit quality limitations stated herein or in the SAI apply only at the time of investment and subsequent changes in value, ratings downgrades or changes in credit quality will not result in the Fund being required to dispose of any portfolio security.
No assurance can be given that the Fund will achieve its investment objective. See “Investment Objective and Policies” in the Prospectus.
INVESTMENT ADVISOR
The Investment Manager, a registered investment adviser, located at 1166 Avenue of the Americas, New York, New York 10036, is the investment adviser to the Fund. The Investment Manager is a wholly-owned subsidiary of Cohen & Steers, Inc. (“CNS”), a publicly traded company whose shares are listed on the NYSE under the symbol “CNS.”
U
SE
OF
L
EVERAGE
The Fund currently seeks to enhance the level of its distributions and total return through the use of leverage. The Fund may utilize leverage in an amount up to 33 1/3% of its Managed Assets through the use of leverage. Under the 1940 Act, the Fund may utilize leverage through (i) borrowings in an aggregate amount of up to 33 1/3% of the Fund’s Managed Assets immediately after such borrowings and (ii) the issuance of preferred stock (“Preferred Shares”) in an aggregate amount of up to 50% of the Fund’s Managed Assets immediately after such issuance. In addition, the Fund may utilize leverage through reverse repurchase agreements (“Reverse Repurchase Agreements”), in an aggregate amount of up to 50% of the Fund’s Managed Assets. The Fund has no current intention to issue Preferred Shares or enter into Reverse Repurchase Agreements. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions.
The Fund may also engage in various derivatives transactions to seek to generate return, facilitate portfolio management and mitigate risks. Certain derivatives transactions effect a form of economic leverage on the Fund’s portfolio and may be subject to the risks associated with the use of leverage. There is no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful. The net asset value of the Fund’s common shares may be reduced by the issuance or incurrence costs of any leverage. See “Leverage Risk.
I
NVESTMENT
M
ANAGER
AND
S
UBADVISORS
The Investment Manager of the Fund pursuant to an investment management agreement (the “Investment Management Agreement”). The Investment Manager was formed in 1986, and as of June 30, 2025 had $88.9 billion in assets under management. Its clients include pension plans, endowment funds and registered investment companies, including some of the largest open-end
and
closed-end
real estate funds. The Investment Manager is a wholly owned subsidiary of CNS. The Investment Manager is responsible for the management of the Fund’s portfolio and for the supervision and ongoing monitoring of the Subadvisors. See “Management of the Fund—Investment Management and Subadvisors.” The Investment Manager has responsibility for providing administrative services and assisting the Fund with operational needs pursuant to an administration agreement (the “Administration Agreement”). The Fund also has entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform certain administrative functions subject to the supervision of the Investment Manager. See “Management of the Fund—Administrator and
Co-Administrator.”
The fees of the Subadvisors are paid by the Investment Manager (and not the Fund) out of its investment advisory fee received from the Fund under the Investment Management Agreement. References in this Prospectus to activities and responsibilities of the Investment Manager may be performed by one or more of the Subadvisors.
F
EES
AND
E
XPENSES
The Fund pays the Investment Manager a monthly fee computed at the annual rate of 0.85% of the Fund’s average daily Managed Assets. See “Management of the Fund—Investment Manager and Subadvisors.” Because the Fund utilizes leverage, the fees paid to the Investment Manager and the Subadvisors for investment advisory and management services are higher than if the Fund did not utilize leverage because the fees paid are calculated based on the Fund’s Managed Assets, which include the liquidation preference of Preferred Shares outstanding, if any, the principal amount of outstanding Borrowings and the proceeds of any Reverse Repurchase Agreements. The Fund’s investment management fees and other expenses are paid only by the holders of the common shares, and not by holders of Preferred Shares, if any. See “Use of Leverage.”
M
ARKET
P
RICE
OF
S
HARES
; N
OT
I
NTENDED
FOR
A
LL
I
NVESTORS
Shares of
closed-end
investment companies frequently trade at prices lower than net asset value (“NAV”). Shares of closed-end
investment companies have during some periods traded at prices higher than NAV and during other periods traded at prices lower than NAV. The Fund cannot assure you that common shares will trade at a price equal to or higher than NAV in the future. In addition to NAV, market price may be affected by factors relating to the Fund such as dividend levels and stability (which will in turn be affected by Fund expenses, including the costs of any leverage used by the Fund, levels of interest payments by the Fund’s portfolio holdings, levels of appreciation/depreciation of the Fund’s portfolio holdings, regulation affecting the timing and character of Fund distributions and other factors), portfolio credit quality, liquidity, call protection, market supply and demand and similar factors relating to the Fund’s portfolio holdings. See “Use of Leverage,” “Principal Risks of the Fund,” “Principal Risks of the Fund—Risk of Market Price Discount from Net Asset Value,” “Description of the Securities” and “Repurchase of Shares”. The common shares are designed for long-term investors who are able to bear the risks of investing in the Fund, and should not be treated as short-term trading vehicles and should not be purchased by investors who are not able to bear such risks.
D
IVIDENDS
AND
D
ISTRIBUTIONS
Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are authorized and declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to Common Stockholders at least annually. Dividends and distributions to Common Stockholders are recorded on the ex-dividend
date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan (as defined below), unless the stockholder has elected to have them paid in cash.
The Fund has a managed distribution policy (the “Policy”) in accordance with exemptive relief issued by the SEC. The Policy gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to Common Stockholders. In accordance with the Policy, the Fund currently distributes $0.1550 per common share on a monthly basis. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital.
The Fund may therefore pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time. These effects could have a negative impact on the price investors receive when they sell common shares. See “Dividends and Distributions—Managed Distribution Plan” and “Taxation.”
The actual source of all distributions paid by the Fund, including net investment income, is subject to change and is not determined until after the end of the year.
If the Fund does not generate sufficient earnings (dividends and interest income and realized net capital gain) equal to or in excess of the aggregate distributions paid by the Fund in a given year, then the amount distributed in excess of the Fund’s earnings would generally be deemed a return of capital to the extent of the stockholder’s tax basis in the shares (reducing the basis accordingly) and as capital gains thereafter. Since a return of capital is considered a return of a portion of a stockholder’s original investment, it is generally not taxable and is treated as a reduction in the stockholder’s tax basis, thereby increasing the stockholder’s potential taxable gain or reducing the potential taxable loss on the sale of the common shares.
You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Policy. Distributions sourced from paid-in
capital should not be considered as the dividend yield or total return of an investment in the Fund. Common Stockholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Common Stockholders should not assume that the source of a distribution from the Fund is net profit.
In accordance with the Policy, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year. The Board may amend, terminate or suspend the Policy at any time, which could have an adverse effect on the market price of the common shares.
D
IVIDEND
R
EINVESTMENT
P
LAN
The Fund has a dividend reinvestment plan (the “Reinvestment Plan”) commonly referred to as an
“opt-out”
plan. Each Common Stockholder who participates in the Reinvestment Plan will have all distributions of dividends automatically reinvested in additional common shares. Common Stockholders who elect not to participate in the Reinvestment Plan will receive all distributions in cash. Common Stockholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Reinvestment Plan. See “Taxation.”
C
USTODIAN
, T
RANSFER
A
GENT
, D
IVIDEND
D
ISBURSING
A
GENT
AND
R
EGISTRAR
State Street acts as custodian.
Computershare Inc. (“Computershare”) acts as transfer agent, dividend disbursing agent and registrar for the Fund.
See “Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar.”
P
RINCIPAL
R
ISKS
OF
THE
F
UND
The Fund is a diversified,
closed-end
management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.
A summary of certain risks associated with an investment in the Fund is set forth below. It is not complete and you should read and consider carefully the more detailed list of risks described in “Principal Risks of the Fund” in the Prospectus and “Principal Risks of the Fund” in the Fund’s annual report on Form
N-CSR
for the fiscal year ended December 31, 2024, filed with the SEC on March 7, 2025.
The Fund is subject to numerous risks including, but not limited to:

•
Risk of Market Price Discount From Net Asset Value
.
Shares of
closed-end
investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities.

•	Investment Risk . An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

•
Market Risk
.
Your investment in common shares represents an indirect investment in the preferred securities, debt securities and other investments owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. The Fund may utilize leverage, which magnifies this risk. Your common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. See “Use of Leverage—Leverage Risk.”

•
Infrastructure Companies Risk
.
Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

•
MLPs and Energy Investments Risks
.
MLPs in the energy sector are subject to risks that differ from a similar investment in equity securities, such as common stock, of a corporation. As compared to Common Stockholders of a corporation, holders of such equity securities have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in certain MLP units (described further under “Tax Risk” below).

•
Energy Sector Risks
.
The Fund will be subject to more risks related to the energy sector than if the Fund were more broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. Recent uncertainty in the energy markets has had an adverse effect on energy-related securities, including MLPs, and it is unclear when these markets may stabilize.

•
Interest Rate Risk to MLPs and Energy Investments
. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector.

In addition to the foregoing, the Fund is subject to general economic and market risks that could impact the Fund’s performance. Investors should read and consider carefully the more detailed risks described in “Principal Risks of the Fund” in the Prospectus and “Principal Risks of the Fund” in the Fund’s annual report on Form
N-CSR
for the fiscal year ended December 31, 2024, filed with the SEC on March 7, 2025.

SUMMARY OF FUND EXPENSES
The following table shows the Fund’s expenses, which are borne directly or indirectly by holders of the Fund’s common shares as a percentage of net assets attributable to common shares.

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)	0.23%	(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	0.01%	(1)
Dividend Reinvestment Fees	None	(2)

Percentage of Net Assets Attributable to common shares
Annual Expenses
Management Fees	1.19% (3)
Interest on Borrowed Funds	2.06% (4)
Other Expenses	0.17% (5)
Total Annual Fund Operating Expenses	3.42%

(1)	Estimated maximum amounts based on offering of $640 million in common shares. The estimates assume that no sales load or offering expenses will be paid by the Fund or common shareholders on $490 million in offered common shares, and that a 1% sales load and $232,000 in common share offering expenses will be paid on $150 million in offered common shares. Actual sales load and offering expenses may be higher or lower than these estimates and will be set forth in the Prospectus Supplement if applicable.
(2)	Common Stockholders participating in the Fund’s Reinvestment Plan generally do not incur any additional fees.

(3)	The Investment Manager’s fee is accrued daily, paid monthly, at an annual rate of 0.85% of the Fund’s average daily managed assets. Consequently, since the Fund has borrowings outstanding, the investment management fee and other expenses as a percentage of net assets attributable to common shares are higher than if the Fund did not utilize a leveraged capital structure.
(4)	Assumes the issuance of $640 million in common shares and borrowings from financial institutions representing 28.83% of Managed Assets at an annual interest expense to the Fund of 2.06%, which is based on the average borrowing cost as of June 30, 2025 currently applicable under the Fund’s existing credit facility with BNP Paribas Prime Brokerage International Ltd. (“BNPP”) and an assumption that if the Fund issues an additional $640 million in common shares it will increase the amount of its credit facility with BNPP from $1.050 billion to $1.32 billion in order to maintain approximately the same leverage ratio following the offering of any common shares. The actual amount of interest expense borne by the Fund will vary over time. Interest expense is required to be treated as an expense of the Fund for accounting purposes.
(5)	“Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuances. The Fund and the Investment Manager have entered into the Administration Agreement and the Fund and State Street have entered into a co-administration
agreement (the
“Co-Administration
Agreement”). “Other Expenses” includes amounts paid to the Investment Manager under the Administration Agreement, which requires the Fund to pay the Investment Manager an amount equal to, on an annual basis, 0.06% of the Fund’s average daily Managed Assets, and amounts paid to State Street under the
Co-Administration
Agreement.
The purpose of the table above and the example below is to help you understand the various costs and expenses that you, as a stockholder, would bear directly or indirectly.
For a
more
complete description of the various costs and expenses a Common Stockholder would bear in connection with the issuance and ongoing maintenance of any preferred shares or notes issued
by the Fund, see “Principal Risk of the Fund—Leverage Risk.”
EXAMPLE
The following example illustrates the expenses (including the maximum estimated sales load of 0.23% on common shares, and estimated offering expenses of $232,000 from the issuance of $640 million in common shares) that you would pay on each $1,000 investment in our common shares, assuming (1) total net annual expenses of 3.42% in years 1 through 10, (2) a 5% annual return and (3) that all dividends and distributions are reinvested at net asset value.

1 Year	3 Years	5 Years	10 Years
$37	$107	$180	$372

*
The examples above should not be considered a representation of future expenses. Actual expenses may be higher or lower.
The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table is accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed.
Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND
The Fund is a diversified,
closed-end
management investment company registered under the 1940 Act. The Fund was incorporated as a Maryland corporation on January 8, 2004. The Fund’s principal office is located at 1166 Avenue of the Americas, New York, New York 10036, and its telephone number is (212)
832-3232.

USE OF PROCEEDS
The Investment Manager anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from this offering, may be used to pay distributions in accordance with the Fund’s distribution policy.

INVESTMENT OBJECTIVE AND POLICIES
G
ENERAL
The Fund’s investment objective is total return with emphasis on income. The Fund’s investment objective is considered fundamental and may not be changed without stockholder approval. There can be no assurance that the Fund will achieve its investment objective. Unless otherwise indicated in this Prospectus or the SAI, the Fund’s investment policies are considered non-fundamental
and may be changed by the Fund’s Board without stockholder approval.
Under normal market conditions, the Fund invests at least 80% of its Managed Assets in securities issued by infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications companies and other infrastructure companies. Infrastructure companies are companies that derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the:

•	generation, transmission, sale or distribution of electric energy;

•	distribution, purification and treatment of water;

•	production, transmission or distribution of natural resources used to produce energy; and

•	provision of communication services, including cable television, satellite, microwave, radio, telephone and other communications media.
In addition, infrastructure companies are companies that derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the management, ownership and/or operation of infrastructure assets or construction, development or financing of infrastructure assets, such as pipelines, toll roads, airports, railroads or ports. Infrastructure companies also include energy-related companies organized as master limited partnerships and their affiliates.
I
NVESTMENT
P
ORTFOLIO
The Fund pursues its investment objective primarily by investing in securities issued by infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications companies and other infrastructure companies. In making investment decisions with respect to common stocks and other equity securities issued by infrastructure companies, the Investment Manager and Subadvisors will rely on a fundamental analysis of each company. Securities will be evaluated for their potential to provide an attractive total return through a combination of current income and capital appreciation. The Investment Manager and Subadvisors review each company’s potential for success in light of general economic and industry trends, as well as the company’s quality of management, financial condition, business plan, industry and sector market position, dividend payout ratio, corporate governance and environmental, social and governance (ESG) factors. The Investment Manager and Subadvisors utilize a value-oriented approach, and evaluates each company’s valuation on the basis of relative price/cash flow and price/earnings multiples, earnings growth rate, dividend yield, and price/book value, among other metrics. These equity securities can consist of: common stocks; rights or warrants to purchase common stocks; securities convertible into common stocks where the conversion feature represents, in the Investment Manager’s or Subadvisors’ view, a significant element of the securities’ value; preferred stocks; and equity units.
Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in securities issued by infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications companies and other infrastructure companies. This 80% investment policy is non-fundamental
and may be changed by the Fund’s Board without stockholder approval. However, the Fund will provide Common Stockholders with written notice at least 60 days prior to a change in its 80% investment policy. The Fund may not invest more than 25% of its Managed Assets in securities of issuers in any one industry, except for securities in infrastructure companies.

The Fund may invest up to 25% of its Managed Assets in energy-related MLPs and their affiliates and Canadian royalty trusts.
The Fund may invest in preferred securities and other fixed income securities issued by any type of company, including traditional preferred securities, hybrid-preferred securities that have investment and economic characteristics of both preferred stock and debt securities and convertible securities.
The Fund is also permitted to invest up to 25% of its Managed Assets, in securities that at the time of investment are rated below investment grade or that are unrated but judged to be below investment grade by the Investment Manager and Subadvisors.
The Fund may invest in foreign securities and emerging market securities. The Fund has no geographic restrictions and expects to invest in infrastructure companies primarily in developed countries, but may invest in securities of infrastructure companies domiciled in emerging market countries. The Fund may invest in securities of closed-end
funds,
open-end
funds, ETFs and other investment companies, to the extent permitted under Section 12(d)(1) of the 1940 Act and the rules thereunder, or any exemption granted under the 1940 Act.
P
RIMARY
I
NVESTMENT
S
TRATEGIES
AND
T
ECHNIQUES
Infrastructure Companies
.
Infrastructure companies are companies that derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the:

•	generation, transmission, sale or distribution of electric energy;

•	distribution, purification and treatment of water;

•	production, transmission or distribution of natural resources used to produce energy; and

•	provision of communication services, including cable television, satellite, microwave, radio, telephone and other communications media.
In addition, infrastructure companies are companies that derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the management, ownership and/or operation of infrastructure assets or construction, development or financing of infrastructure assets, such as pipelines, toll roads, airports, railroads or ports. Infrastructure companies also include energy-related companies organized as master limited partnerships and their affiliates.
Telecommunications and Media Companies
.
Telecommunications companies in which the Fund may invest include companies principally engaged in the development, manufacture, or sale of communications services or communications equipment or provision of communications services, including cable, satellite and broadcast networks, internet, telephone, wireless voice, data services, video services and other communications media. Media companies invest in, create, own and distribute various forms of printed, visual, audio and interactive content, as well as information databases that they sell or lease to others. Examples include the Internet, newspaper, magazine and book publishers, movie and television studios, advertising agencies and radio and television broadcasters, as well as cable television and direct satellite broadcast system operators. The risks of investing in the telecommunications and media sector includes many of the risks of investing in the utilities sector, including government regulation of rates of return and services that may be offered. Telecommunications products and services also may be subject to rapid obsolescence resulting from changes in consumer tastes, intense competition and strong market reactions to technological development.
Energy Companies
.
Energy companies in which the Fund may invest include companies in the discovery, development, production or distribution of energy or other natural resources, the development of technologies for the production or efficient use of energy and other natural resources, or the furnishing of related supplies or services. The energy industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels, energy conservation, exploration and production spending, the success of exploration projects, tax and other government regulations, weather or meteorological events, world events and economic conditions. The energy industries also may be affected by fluctuations in energy prices, energy conservation, exploration and production spending, government regulations, weather, world events and economic conditions.

Common Stock
.
Common stock represents residual ownership interest in issuers and includes rights or warrants to purchase common stocks. Holders of common stocks are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of such securities also may decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, their value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Foreign
(Non-U.S.)
Securities and Depositary Receipts
.
The Fund may invest without limit in securities of
non-U.S.
companies, which may be
non-U.S.
dollar-denominated, including securities of companies domiciled in emerging markets. The Fund may also invest in securities of foreign companies in the form of ADRs, GDRs and EDRs. Generally, ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designed for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets. The Fund may invest in foreign issuers in both developed and emerging markets.
Master Limited Partnerships (“MLPs”)
.
An MLP is a publicly traded company organized as a limited partnership or limited liability company and is generally treated as a partnership for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
Preferred Securities
.
There are two basic types of preferred securities, traditional preferred securities and hybrid-preferred securities. Traditional preferred securities are perpetual and equity-like in nature. They may be issued by an entity taxable as a corporation and pay fixed or floating rate dividends. “Preference” means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of Common Stockholders’ claims on assets in a corporate liquidation or bankruptcy. However, these claims are subordinated to more senior creditors, including senior debt holders. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. Preferred securities share many investment characteristics with both common stock and bonds; therefore, the risks and potential rewards of investing in the Fund may at times be similar to the risks of investing in both equity funds and bond funds.
Hybrid-preferred securities are debt instruments that have characteristics similar to those of traditional preferred securities. Hybrid preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid preferred holders generally have claims to assets in a corporate liquidation that are senior to those of traditional preferred securities but subordinate to those of senior debt holders. Certain subordinated debt and senior debt issues that have preferred characteristics are also considered to be part of the broader preferred securities market.
The Fund may invest in both OTC and exchange-traded preferred securities. OTC issues are often referred to in the industry as “capital securities.”

Floating rate preferred securities provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the short-term interest rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rising interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.
Debt Securities
.
Debt securities in which the Fund may invest include fixed- and floating-rate corporate debt securities issued by U.S. and
non-U.S.
corporations, including U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations, U.S. dollar-denominated obligations of foreign issuers and debt obligations denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes, with the primary difference being their maturities and secured or unsecured status. Such corporate debt securities are fixed- or floating-rate securities issued by businesses to finance their operations. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.
Investment Grade and Below Investment Grade Debt Securities.
The Fund may invest in preferred and debt securities of any maturity, including investment grade securities, below investment grade securities and unrated securities. The Fund is permitted to invest up to 25% of its Managed Assets in securities that at the time of investment are rated below investment grade (lower than
“BBB-”
by S&P or lower than “Baa3” by Moody’s), but no lower than “CCC” by S&P or “Caa” by Moody’s, and, if unrated, determined by the Investment Manager or the Subadvisors to be of comparable quality. The determination of whether a security is deemed investment grade or below investment grade will be determined at the time of investment. A security will be considered to be investment grade if it is rated as such by one nationally recognized statistical rating organization (“NRSRO”) (for example minimum Baa3 or
BBB-
by Moody’s or S&P, respectively) or, if unrated, is judged to be investment grade by the Investment Manager or Subadvisors. Below investment grade quality securities or securities that are unrated but judged to be below investment grade by the Investment Manager or Subadvisors are commonly referred to as “high yield” or “junk” securities and are regarded as having more speculative characteristics with respect to the payment of interest and repayment of principal. The Fund will not invest in securities that are in default at the time of purchase.
Convertible Securities
.
Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt or perpetual preferred securities that may be converted within a specified period of time into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. In some cases, conversion may be mandatory. They also include debt securities with warrants or common stock attached and hybrid and synthetic securities combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.
Contingent Capital Securities (“CoCos”)
. The Fund will not invest in CoCos that have an explicit trigger that is based on the capital level of the issuer. For banks, this trigger is based on the common equity tier 1 capital ratio. For insurance companies, this trigger is based on the solvency ratio. A mandatory conversion might be automatically triggered, for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor (worsening the Fund’s standing in a bankruptcy). In addition, some CoCos provide for an automatic write-down of capital under such circumstances.
In one version of a CoCo, the security has loss absorption characteristics whereby the liquidation value of the security may be adjusted downward to below the original par value (even to zero) under certain circumstances. The write-down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.
Another version of a CoCo provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down if the price of the common stock is below the conversion price on the conversion date.
An automatic write-down or conversion event is typically triggered by a reduction in the capital level of the issuer, but may also be triggered by regulatory actions (
e.g.
, a change in capital requirements) or by other factors.
Concentration in Infrastructure Industry
.
The Fund may not invest more than 25% of its Managed Assets in securities of issuers in any one industry, except for securities of infrastructure companies. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications. The Investment Manager and Subadvisors retain broad discretion to allocate the Fund’s investments across various sectors and industries.
Special Purpose Acquisition Companies
.
The Fund may invest in stocks, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”). Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established
period of time, the invested funds are returned to the entity’s stockholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter
market, may be considered illiquid, be subject to restrictions on resale and/or may trade at a discount.
Derivatives
.
The Fund is authorized to purchase, sell or enter into any derivative contract or option on a derivative contract, transaction or instrument including, without limitation, various interest rate transactions such as swaps, caps, floors or collars, and foreign currency transactions, such as foreign currency forward contracts, futures contracts, options, swaps and other similar transactions in connection with its investments in securities of
non-U.S.
companies. The Fund may, but is not required to, use, without limit, derivatives to seek to generate return, facilitate portfolio management and mitigate risks. The Fund’s primary use of derivative contracts will, however, be to enter into interest rate hedging transactions in order to reduce the interest rate risk inherent in the Fund’s investments, and foreign currency hedging transactions in order to reduce foreign currency exchange rate risks from adverse changes in the relationship between the U.S. dollar and foreign currencies (including to hedge against anticipated future changes which otherwise might adversely affect the prices of securities that the Fund may purchase at a later date). Derivative instruments, or “derivatives,” include instruments and contracts that are derived from and are valued in relation to one or more underlying interest rates, currencies, securities, financial benchmarks or indexes and include, without limitation, swap agreements (including credit default swaps), futures contracts, forward contracts, options on futures or forward contracts, listed or OTC put or call options on, or linked to the value of, any security, index or basket of securities, commodity or index or basket of commodities or other reference asset , and structured investments. Fund also may purchase and sell derivative instruments that combine features of these instruments. The Fund may invest in other types of derivatives, structured and similar instruments which are not currently available but which may be developed in the future. Derivatives typically allow an investor to hedge or speculate upon the price movements of a particular interest rate, currency, security, financial benchmark or index at a fraction of the cost of acquiring or borrowing the underlying asset. The value of a derivative depends largely upon price movements in the underlying asset.
An interest rate swap involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate. In an interest rate cap, one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.
A foreign currency forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date that is individually negotiated and privately traded by currency traders and their customers. A foreign currency futures contract is an exchange-traded contract for the purchase or sale of a specified foreign currency at a specified price at a future date. A foreign currency swap is an agreement between two parties to exchange principal and interest payments on a loan made in one currency for principal and interest payments of a loan of equal value in another currency. The Fund may enter into a foreign currency forward contract, foreign currency futures contract or foreign currency swap, or purchase a currency option, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio holding, in order to “lock in” the U.S. dollar value of the security or payment. In addition, the Fund may enter into a foreign currency forward contract, futures contract or swap or purchase a currency option in respect of a currency that acts as a proxy for a currency in which the Fund’s portfolio holdings or anticipated holdings are denominated. This second investment practice is generally referred to as “cross-hedging.” The Fund may also conduct its foreign currency exchange transactions on a spot (
i.e.
, cash) basis at the spot rate prevailing in the foreign currency exchange market.
The Fund’s transactions in foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions.
Other Investment Companies
.
The Fund may invest in securities of other investment companies, including open-end
funds,
closed-end
funds or ETFs, to the extent permitted under Section 12(d)(1) of the 1940 Act, and the rules promulgated thereunder, or any exemption granted to the Fund under the 1940 Act. The Fund also may invest in other funds either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive opportunities in the market. An investment in the shares of another fund is subject to the risks associated with that fund’s portfolio securities. To the extent the Fund invests in shares of another fund, Common Stockholders would indirectly pay a portion of that fund’s expenses, including advisory fees, brokerage and distribution expenses. These fees and expenses are in addition to the direct expenses of the Fund’s own operations. Common Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other funds. The securities of other funds may also be leveraged and will therefore be subject to similar leverage risks to which the Fund is subject. As described in the sections entitled “Use of Leverage” and “Use of Leverage—Leverage Risk,” the NAV and market value of leveraged shares will be more volatile and the yield to Common Stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Other funds may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other funds, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager.
A
DDITIONAL
I
NVESTMENT
S
TRATEGIES
AND
T
ECHNIQUES
Illiquid Securities
.
The Fund may invest up to 10% of its Managed Assets in restricted securities and other investments that may be illiquid (
i.e.
, securities that are not readily marketable). The Board or its delegate has the ultimate authority to determine, to the extent permissible under the Federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. The Board has delegated to Investment Manager and Subadvisors the day-to-day
determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. The Board and/or the Investment Manager and Subadvisors will consider factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (
e.g.
, certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors.

Rule 144A Securities.
Certain securities in which the Fund may invest are Rule 144A Securities. Rule 144A Securities are considered restricted securities because they are not registered for sale to the general public and may only be resold to certain qualified institutional buyers.
Regulation S Securities
.
The Fund may invest in the securities of U.S. and
non-U.S.
issuers that are issued through
non-U.S.
offerings without registration with the SEC pursuant to Regulation S under the Securities Act. Offerings of Regulation S securities may be conducted outside of the United States. Because Regulation S securities are subject to legal or contractual restrictions on resale, certain Regulation S securities may be considered illiquid.
Short Sales
.
The Fund may enter into short sales. The Fund must designate collateral consisting of cash or liquid portfolio securities with a value equal to the current market value of the shorted securities, which is marked-to-market
daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as short sales against the box), the above requirements are not applicable.
Portfolio Turnover.
The Fund will buy and sell securities to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates.
Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups
and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax
return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to Common Stockholders.
Securities Lending
. The Fund may lend portfolio securities to broker/dealers or other institutions. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.
Temporary Defensive Positions
.
For temporary defensive purposes or to keep cash on hand fully invested, and following an offering of the Fund’s securities pending investment in securities that meet the Fund’s investment objective, the Fund may invest up to 100% of its total assets in cash, cash equivalents, government securities and short-term fixed-income securities. When and to the extent the Fund assumes a temporary defensive position, the Fund may not pursue or achieve its investment objective.
Other Investments.
The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which the Fund may invest its cash reserves will generally consist of high quality short-term debt securities, including, without limitation, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements relating to such obligations and commercial paper. See “Investment objective and Policies” in the SAI.

U
SE
OF
L
EVERAGE
The Fund currently seeks to enhance the level of its distributions and total return through the use of leverage. The Fund may utilize leverage in an amount up to 33 1/3% (as measured immediately after such borrowings) of its Managed Assets through borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, Borrowings). Under the 1940 Act, the Fund may utilize leverage through (i) Borrowings in an aggregate amount of up to 33 1/3% of the Fund’s Managed Assets immediately after such Borrowings and (ii) the issuance of preferred stock (Preferred Shares) in an aggregate amount of up to 50% of the Fund’s Managed Assets immediately after such issuance. In addition, the Fund may utilize leverage through reverse repurchase agreements (Reverse Repurchase Agreements), in an aggregate amount of up to 50% of the Fund’s Managed Assets. The Fund has no current intention to issue Preferred Shares or enter into Reverse Repurchase Agreements. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions.
The Fund may also engage in various derivatives transactions to seek to generate return, facilitate portfolio management and mitigate risks. Certain derivatives transactions effect a form of economic leverage on the Fund’s portfolio and may be subject to the risks associated with the use of leverage. There is no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful. The net asset value of the Fund’s common shares may be reduced by the issuance or incurrence costs of any leverage.
The Fund currently uses leverage in the form of a revolving credit facility with BNPP. A description of the terms of the revolving credit facility is incorporated by reference to the Fund’s periodic reports, filed pursuant to the Exchange Act and the 1940 Act. See “Incorporation by Reference.”
L
EVERAGE
R
ISK
Utilization of leverage is a speculative investment technique and involves certain risks to Common Stockholders. These include the possibility of higher volatility of the NAV of and distributions on the common shares and potentially more volatility in the market value of the common shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause Common Stockholders to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Stockholders will be reduced, and if the then-current cost of any leverage were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Stockholders than if the Fund were not so leveraged. Any decline in the NAV of the Fund’s investments will be borne entirely by Common Stockholders. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in NAV to Common Stockholders than if the Fund were not leveraged. Such greater NAV decrease will also tend to cause a greater decline in the market price for the common shares. To the extent that the Fund is required or elects to redeem any Preferred Shares or prepay any Borrowings or Reverse Repurchase Agreements, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Stockholders.
In addition, such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction and could result in a termination payment by or to the Fund. See “Use of Leverage—Interest Rate Transactions.”
The use by the Fund of leverage through Reverse Repurchase Agreements involves additional risks, including the risk that the market value of the securities that the Fund is obligated to repurchase may decline below the repurchase price. Also, Reverse Repurchase Agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the Reverse Repurchase Agreement may decline in price. If the buyer of securities under a Reverse Repurchase Agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. The use by the Fund of leverage through Reverse Repurchase Agreements also would involve the risk that the Fund will be required to sell securities at inopportune times or prices in order to repay leverage and the risk that the counterparty may be unable to return the securities to the Fund.
I
NTEREST
R
ATE
T
RANSACTIONS
In order to seek to reduce interest rate risk if the Fund engages in leverage through Borrowings, the Fund may enter into interest rate swap or cap transactions as to all or a portion of Fund leverage. In an interest rate swap, the Fund would agree to pay the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on leverage. The payment obligation would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate swap and to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. The Fund would typically use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the common shares as a result of leverage. The Fund may choose not to enter into interest rate swap or cap transactions or to enter into them to a limited extent, in which case the Fund would have greater exposure to interest rate risk.
The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the NAV of the common shares. In addition, if short-term interest rates are lower than the Fund’s rate of payment on the interest rate swap, this will reduce the performance of the common shares. If, on the other hand, short-term interest rates are higher than the Fund’s rate of payment on the interest rate swap, this will enhance the performance of the common shares. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net income of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. The Fund will not enter into interest rate swap or cap transactions with an aggregate notional amount that exceeds the outstanding amount of the Fund’s leverage.
Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset dividend or interest payments. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default could negatively impact the performance of the common shares. Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Investment Manager believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Investment Manager will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the common shares.
The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked to market daily.

If, after the Fund enters into an interest rate swap or cap, short-term interest rates decline significantly, the value of the swap or cap may decline by a material amount, which may in turn adversely affect the Fund’s NAV and the market price of the common shares.
The Fund may choose or be required to prepay any Borrowings or principal amounts of Reverse Repurchase Agreements, or redeem some or all of any outstanding Preferred Shares. This redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination could result in termination payment by or to the Fund.
The Fund may seek to hedge its interest rate exposure and any foreign currency exposure associated with borrowing in
non-U.S.
currencies using other transactions instead of, or in addition to, interest rate swaps and caps, such as other types of derivatives transactions and short sales of securities.

PRINCIPAL RISKS OF THE FUND
The Fund is a diversified,
closed-end
management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Investing in the Fund’s securities involves a high degree of risk. Before investing in the Fund’s securities, you should be aware of various risks, including those described in the Fund’s annual report on Form
N-CSR
for the year ended December 31, 2024, the risk factors described under the caption “Principal Risks of the Fund” in any applicable Prospectus Supplement, any risk factors set forth in the Fund’s other filings with the SEC, pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, and those described below. Investors should carefully consider such risk factors, together with all of the other information included or incorporated by reference in this Prospectus, before deciding whether to make an investment in the Fund’s securities. The risks set forth below are not the only risks the Fund faces. If any of the adverse events or conditions described below occurs, the Fund’s business, financial condition and results of operations could be materially adversely affected. In such case, the Fund’s net asset value, and the trading price of the Fund’s common stock could decline and you may lose all or part of your investment. Investors should also carefully review the cautionary statement in this prospectus referred to under “Special Note Regarding Forward-Looking Statements” below. See also “Incorporation by Reference” and “Available Information” in this prospectus.
R
ISK
O
F
M
ARKET
P
RICE
D
ISCOUNT
F
ROM
N
ET
A
SSET
V
ALUE
Shares of
closed-end
investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Investment Manager cannot predict whether the common shares will trade at, above or below NAV.
I
NVESTMENT
R
ISK
An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
M
ARKET
R
ISK
An investment in the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. The Fund’s common stock, at any point in time, may be worth less than what was initially invested, even after taking into account the reinvestment of dividends and distributions. See “Use of Leverage—Leverage Risk.”
I
NFRASTRUCTURE
C
OMPANIES
R
ISK
Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to:

•	high interest costs in connection with capital construction and improvement programs;

•	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

•	inexperience with and potential losses resulting from a developing deregulatory environment;

•	costs associated with compliance with and changes in environmental and other regulations;

•	regulation or adverse actions by various government authorities;

•	government regulation of rates charged to customers;

•	service interruption due to environmental, operational or other mishaps;

•	the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards;

•	technological innovations that may render existing plants, equipment or products obsolete; and

•	general changes in market sentiment towards infrastructure and utilities assets.
C
OMMON
S
TOCK
R
ISK
Common stocks are subject to special risks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are typically subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs
increase.
CONCENTRATION IN INFRASTRUCTURE COMPANIES RISK
Because the Fund will invest 25% or more of its total assets in infrastructure companies, it will be more susceptible to adverse economic or regulatory occurrences affecting these companies. These companies may be adversely affected by, among others, changes in government regulation, world events and economic conditions.
P
REFERRED
S
ECURITIES
R
ISK
There are various risks associated with investing in preferred securities, including those described below.

•
Deferral and Omission Risk
. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. In certain cases, deferring or omitting distributions may be mandatory. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income. In addition, recent changes in bank regulations may increase the likelihood for issuers to defer or omit distributions.

•
Credit and Subordination Risk
. Credit risk is the risk that a preferred security in the Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•
Interest Rate Risk
. Interest rate risk is the risk that preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall, and therefore the Fund may underperform during periods of rising interest rates. Preferred securities without maturities or with longer periods before maturity may be more sensitive to interest rate changes.

•
Prepayment and Extension Risk
. Prepayment risk is the risk that changes in interest rates, credit spreads or other factors will result in the call (repayment) of a preferred security more quickly than expected, such that the Fund may have to invest the proceeds in lower yielding securities, or that expectations of such early call will negatively impact the market price of the security. Extension risk is the risk that changes in the interest rates or credit spreads may result in diminishing call expectations, which can cause prices to fall.

•
Floating-Rate and
Fixed-to-Floating-Rate
Securities Risk
. The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate
securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate
securities will decline due to lower coupon payments on floating-rate securities.

•
Call, Reinvestment and Income Risk
. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled which is generally known as call risk. Recent regulatory changes may increase call risk with respect to certain types of preferred securities. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem preferred securities if the issuer can refinance the preferred securities at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer, or in the event of regulatory changes affecting the capital treatment of a security. Another risk associated with a declining interest rate environment is that the income from the Fund’s portfolio may decline over time when the Fund invests the proceeds from new share sales at market rates that are below the portfolio’s current earnings rate.

•
Liquidity Risk
. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

•
Limited Voting Rights Risk
. Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board of directors. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

•
Special Redemption Rights
. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may have a negative impact on the return of the security held by the Fund. See “Call, Reinvestment and Income Risk” above and “Regulatory Risk” below.

•
New Types of Securities
. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Manager believes that doing so would be consistent with the Fund’s investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

D
EBT
S
ECURITIES
R
ISK
There are special risks associated with investing in debt securities, including:

•
Credit Risk
. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due because the issuer of the security experiences a decline in its financial status. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

•
Interest Rate Risk
. Interest rate risk is the risk that debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall, and therefore the Fund may underperform during periods of rising interest rates. Debt securities with longer periods before maturity may be more sensitive to interest rate changes.

•
Prepayment and Extension Risk
. Prepayment risk is the risk that changes in interest rates, credit spreads or other factors will result in the call (repayment) of a debt security more quickly than expected, such that the Fund may have to invest the proceeds in lower yielding securities, or that expectations of such early call will negatively impact the market price of the security. Extension risk is the risk that changes in the interest rates or credit spreads may result in diminishing call expectations, which can cause prices to fall.

•
Call Risk
. Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

•
Liquidity Risk
. Certain debt securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

•
Convertible Securities Risk
. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Because it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

B
ELOW
I
NVESTMENT
G
RADE
AND
U
NRATED
S
ECURITIES
R
ISK
Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these bonds are commonly referred to as “high yield” securities or “junk” securities. These securities are subject to a greater risk of default. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than investment grade securities.
Lower-rated securities, or equivalent unrated securities, may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and the Fund’s ability to achieve the Fund’s investment objective may, to the extent the Fund is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. An issuer of these securities may have a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest.
The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the NAV of the Fund’s shares. Adverse publicity and investor perceptions may decrease the values and liquidity of lower rated securities.
It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for lower-rated securities.
NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Appendix B to the SAI describes the various ratings assigned to financial obligations by S&P, Moody’s and Fitch, Inc. (“Fitch”). Ratings assigned by a NRSRO are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. NRSROs may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. NRSROs may be paid by the companies whose securities they analyze and grade. To the extent that the issuer of a security pays an NRSRO for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. The Fund will not necessarily sell a security when its rating is reduced below what its rating was at the time of purchase. The Investment Manager does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a security may change over time. S&P, Moody’s and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, securities held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.
The Fund may invest a significant portion of its assets in unrated securities (securities which are not rated by an NRSRO) if the Investment Manager determines that investment in the securities is consistent with the Fund’s investment objective and policies. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Investment Manager may not accurately evaluate the security’s comparative credit rating. If a security is unrated, the Investment Manager will assign a rating using its own analysis of issuer quality. Because the Fund may invest in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Investment Manager’s analysis than if the Fund invested exclusively in higher-quality and rated securities. The Investment Manager will attempt to reduce the risks of investing in lower rated or unrated securities through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.
C
ONTINGENT
C
APITAL
S
ECURITIES
R
ISK
CoCos, sometimes referred to as contingent convertible securities, are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example, an automatic write-down of principal or a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. CoCos may be subject to an automatic write-down (
i.e
., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. If a CoCo provides for mandatory conversion of the security into common shares of the issuer under certain circumstances, such as an adverse event, the Fund could experience a reduced income rate, potentially to zero, as a result of the issuer’s common shares not paying a dividend. In addition, a conversion event would likely be the result of or related to the deterioration of the issuer’s financial condition (
e.g
., such as a decrease in the issuer’s capital ratio) and status as a going concern, so the market price of the issuer’s common shares received by the Fund may have declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV. Further, the issuer’s common shares would be subordinate to the issuer’s other security classes and therefore worsen the Fund’s standing in a bankruptcy proceeding. In March 2023, a Swiss regulator required a write-down of outstanding CoCos to zero notwithstanding the fact that the issuer’s equity shares continued to exist and have economic value. It is currently unclear whether regulators of issuers in other jurisdictions will take similar actions. In addition, most CoCos are considered to be “high yield” or “junk” securities and are therefore subject to the risks of investment in below investment grade securities.
It will often be difficult to predict when, if at all, an automatic write-down or conversion event will occur. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of the CoCos. CoCos are a relatively new form of security and the full effects of an automatic write-down or conversion event have not been experienced broadly in the marketplace. The occurrence of an automatic write-down or conversion event may be unpredictable and the potential effects of such event on the Fund’s yield, NAV and/or market price may be adverse.
F
OREIGN
(
NON
-
U
.
S
.)
AND
E
MERGING
M
ARKET
S
ECURITIES
R
ISK
Investing in foreign securities involves certain risks not involved in domestic investments, including, but not limited to:

•	future foreign economic, financial, political and social developments;

•	different legal systems;

•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;

•	less governmental supervision;

•	regulation changes;

•	less publicly available information about foreign companies due to less rigorous disclosure and accounting standards or regulatory practices;

•	high and volatile rates of inflation;

•	foreign currency devaluation;

•	fluctuating interest rates; and

•	different accounting, auditing and financial record-keeping standards and requirements.
Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health emergencies (including epidemics and pandemics), and possible imposition of foreign withholding or other taxes on income or proceeds payable on the securities (including trading and tariff arrangements and restrictions, sanctions and cybersecurity attacks). In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.
Investments in foreign securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in, or with assets in such countries. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;

•	confiscatory taxation;

•	difficulty in obtaining or enforcing a court judgment;

•	economic, political or social instability; and

•	diplomatic developments that could affect investments in those countries.
In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

•	growth of gross domestic product;

•	rates of inflation;

•	capital reinvestment;

•	resources;

•	self-sufficiency; and

•	balance of payments position.
To the extent the Fund’s investments are focused in a geographic region or country, the Fund will be subject, to a greater extent than if the Fund’s assets were less geographically focused, to the risks of adverse changes in that region or country. In addition, certain investments in foreign securities also may be subject to foreign withholding or other taxes, which would reduce the Fund’s return on those securities.
The Fund may hold foreign securities of developed market issuers and emerging market issuers. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes, exchange controls, the imposition of restrictions on foreign investment, the lack of hedging instruments, and restrictions on repatriation of capital invested or from problems in security registration or settlement and custody. Furthermore, custody practices and regulations abroad may offer less protection to investors, such as the Fund, and the Fund may be limited in its ability to enforce contractual rights or obligations. Emerging securities markets and exchanges are substantially smaller, less developed, less liquid, more volatile and subject to less governmental supervision than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.
As a result of these potential risks, the Investment Manager may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Investment Manager, have had no or limited prior experience.
F
OREIGN
C
URRENCY
AND
C
URRENCY
H
EDGING
R
ISK
Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make interest and dividend payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions made to Common Stockholders. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.
The Fund may (but is not required to) engage in investments that are designed to hedge the Fund’s foreign currency risks, including foreign currency forward contracts, foreign currency futures contracts, put and call options on foreign currencies and foreign currency swaps. Such transactions may reduce returns or increase volatility, perhaps substantially. While these practices will be entered into to seek to manage these risks, these practices may not prove to be successful or may have the effect of limiting the gains from favorable market movements.
Foreign currency forward contracts, foreign currency futures contracts, OTC options on foreign currencies and foreign currency swaps are subject to the risk of default by the counterparty and can be illiquid. These currency hedging transactions, as well as the futures contracts and exchange-listed options in which the Fund may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency or other reference asset. As such, a small investment could have a potentially large impact on the Fund’s performance. Whether or not the Fund engages in currency hedging transactions, the Fund may experience a decline in the value of its portfolio securities, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. Use of currency hedging transactions may cause the Fund to experience losses greater than if the Fund had not engaged in such transactions.
The Fund’s transactions in foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions.
W
ARRANTS
AND
R
IGHTS
R
ISK
If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
The failure to exercise subscription rights to purchase common stock would result in the dilution of the Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Fund may not always realize full value on the sale of rights.
O
PTIONS
R
ISK
Gains on options transactions depend on the Investment Manager’s ability to correctly predict the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

I
NTEREST
R
ATE
R
ISK
Interest rate risk is the risk that fixed-income securities, such as preferred and debt securities, and to a lesser extent dividend-paying common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.
During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled which is generally known as call or prepayment risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. Market interest rates for investment grade fixed-income securities in which the Fund will invest have recently declined significantly below the recent historical average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Fund’s net assets to decline) and the degree to which asset values may decline in such events; however, historical interest rate levels are not necessarily predictive of future interest rate levels.
C
ONVERTIBLE
S
ECURITIES
R
ISK
Although to a lesser extent than with nonconvertible fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
M
LPS
AND
E
NERGY
I
NVESTMENTS
R
ISKS

•
Limited Partner Risk
. An investment in MLPs involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of equity securities issued by MLPs have the rights typically afforded to limited partners in a limited partnership. As compared to Common Stockholders of a corporation, holders of such equity securities have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in certain MLP units (described further under “Tax Risk” below). Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

•
Affiliated Party Risk
. Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

•
General Equity Securities Risk
. Equity securities issued by MLPs also are subject to the risks associated with all equity investments, including the risk that the value of such securities will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, equity securities of MLPs and MLP affiliates held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

•
MLP Subordinated Units
. MLP subordinated units are MLP units that are subordinate in the capital structure to common units. The Fund will typically purchase MLP subordinated units through negotiated transactions directly with affiliates of MLPs and institutional holders of such units or will purchase newly-issued subordinated units directly from MLPs. Holders of MLP subordinated units are typically entitled to receive minimum quarterly distributions (MQDs) after payments to holders of common units have been satisfied and prior to incentive distributions to the general partner or managing member. MLP subordinated units do not typically provide arrearage rights. MLP subordinated units typically are convertible to MLP common units at a one-to-one
ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.

•
Debt Securities
. Debt securities issued by MLPs are subject to the risks associated with all debt investments, including interest rate risk, credit risk and lower rated securities risk. Interest rate risk is the risk that bond prices will decline because of rising interest rates. Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Lower rated securities generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities.

•
MLP Affiliates and MLP
I-Shares
. Affiliates of MLPs, such as general partners or managing members of MLPs, may issue equity securities in which the Fund may invest. Many issuers of such equity securities are treated as C corporations for U.S. federal income tax purposes and such securities therefore will have different tax characteristics than securities of MLPs. MLP
I-Shares
are securities issued by MLP affiliates that use the proceeds from the sale of MLP
I-Shares
to purchase limited partnership interests in the MLP in the form of MLP
i-units.
Securities of MLP affiliates and MLP
I-Shares
represent an indirect investment in the equity securities of MLPs. Prices and volatilities of the securities of MLP affiliates and MLP
I-Shares
tend to correlate to the price of MLP common units. Holders of the securities of MLP affiliates and MLP
I-Shares
are therefore subject to the same risks as holders of equity securities of MLPs.

•
MLP Funds
. An investment in the shares of another fund is subject to the risks associated with that fund’s portfolio securities. To the extent the Fund invests in shares of another fund, Common Stockholders would indirectly pay a portion of that fund’s expenses, including advisory fees, brokerage and other distribution expenses. These fees and expenses are in addition to the direct expenses of the Fund’s own operations.

•
ETNs
. An ETN is typically an unsecured, unsubordinated debt security issued by a sponsoring institution, which may include a government entity, financial institution or corporation. ETNs are subject to the credit risk of the sponsoring institution as well as market risk. ETNs that track the performance of MLPs or MLP indices are also subject to the risks applicable to investments in MLPs.
E
NERGY
S
ECTOR
R
ISKS
The Fund will be subject to more risks related to the energy sector than if the Fund were more broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the energy sector has lagged the performance of other sectors or the broader market as a whole. Recent uncertainty in the energy markets has had an adverse effect on energy-related securities, including MLPs, and it is unclear when these markets may stabilize. In addition, there are several specific risks associated with investments in the energy sector, including the following:

•	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed.

•	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of MLPs and Energy Investments.

•	Slowdowns in new construction and acquisitions can limit growth potential.

•	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect revenues and cash flows.

•	Depletion of the natural gas reserves or other commodities if not replaced, which could impact the ability of MLPs and Energy Investments to make distributions.

•	Changes in the regulatory environment could adversely affect the profitability of MLPs and Energy Investments.

•	Extreme weather or other natural disasters could impact the value of MLPs and Energy Investments.

•	Rising interest rates which could result in a higher cost of capital and divert investors into other investment opportunities.

•	Military conflict in the Middle East and other energy producing regions as well as threats of attack by terrorists on energy assets could impact the market for MLPs and Energy Investments.

•
Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

U
TILITIES
S
ECTOR
R
ISKS
The Fund may invest in the utilities sector, thereby exposing the Fund to risks associated with this sector. Rates charged by traditional regulated utility companies are generally subject to review and limitation by governmental regulatory commissions, and the timing of rate changes will adversely affect such companies’ earnings and dividends when cost are rising. Other factors that may adversely affect the value of securities of companies in the utilities sector include interest rate changes, supply and demand fluctuations, technological developments, natural resources conservation, and changes in commodity prices, which may be caused by supply and demand fluctuations or other market forces.
I
NTEREST
R
ATE
R
ISK
TO
M
LPS
AND
E
NERGY
I
NVESTMENTS
Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other entities operating in the energy sector as the yields on alternative investments increase.
I
NDUSTRY
S
PECIFIC
R
ISKS
MLPs and other entities operating in the energy sector are also subject to risks that are specific to the industry within that sector they serve. These sectors include pipelines, gathering and processing, midstream, exploration and production, propane, coal and marine shipping.

S
PECIAL
P
URPOSE
A
CQUISITION
C
OMPANIES
R
ISK
The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”). Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established
period of time, the invested funds are returned to the entity’s stockholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter
market, may be considered illiquid, be subject to restrictions on resale, and/or may trade at a discount.
D
ERIVATIVES
AND
H
EDGING
T
RANSACTIONS
R
ISK
The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. In certain types of derivatives transactions the Fund could lose the entire amount of its investment; in other types of derivatives transactions the potential loss is theoretically unlimited. Although both OTC and exchange-traded derivatives markets may experience lack of liquidity, OTC non-standardized
derivatives transactions are generally less liquid than exchange-traded instruments. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which once reached, would prevent the liquidation of open positions. If it is not possible to close an open derivative position entered into by the Fund, the Fund may be required to make cash payments of variation (or mark-to-market)
margin and, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The inability to close derivatives transactions positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. Derivatives transactions entered into to seek to manage the risks of the Fund’s portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. The use of derivatives transactions may result in losses greater than if they had not been used.
Derivatives transactions can be highly volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of derivatives transactions the Fund could lose the entire amount of its investment; in other types of derivatives transactions the potential loss is theoretically unlimited.
The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives transactions. The Fund could experience losses if it were unable to liquidate a derivative position because of an illiquid secondary market. Although both OTC and exchange-traded derivatives markets may experience lack of liquidity, OTC non-standardized
derivatives transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market)
margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close derivatives transactions positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio.
Successful use of derivatives transactions also is subject to the ability of the Investment Manager to correctly predict movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives. Derivatives transactions entered into to seek to manage the risks of the Fund’s portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. The use of derivatives transactions may result in losses greater than if they had not been used (and a loss on a derivatives transaction position may be larger than the gain in a portfolio position being hedged), may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Amounts paid by the Fund as premiums and cash or other assets held as collateral with respect to derivatives transactions may not otherwise be available to the Fund for investment purposes. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, political developments, government intervention or failure to intervene, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.
The Fund may enter into swap, cap or other transactions to attempt to protect itself from increasing interest or dividend expenses resulting from increasing short-term interest rates on any leverage it incurs or increasing interest rates on securities held in its portfolio. A decline in interest rates may result in a decline in the value of the transaction, which may result in a decline in the NAV of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the NAV of the Fund. Depending on the state of interest rates in general, the use of interest rate hedging transactions could enhance or harm the overall performance of the common shares.
In the event the Fund enters into forward currency contracts for hedging purposes, the Fund will be subject to currency exchange rates risk. Currency exchange rates may fluctuate significantly over short periods of time and also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The Fund’s success in these transactions will depend principally on the ability of the Investment Manager to predict accurately future foreign currency exchange rates.
The Fund’s investments in forward currency contracts and interest rate swaps would subject the Fund to risks specific to derivatives transactions, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. Furthermore, the ability to successfully use derivative instruments depends on the ability of the Investment Manager to predict pertinent market movements, which cannot be assured. Thus, the use of derivative instruments for hedging, currency or interest rate management, or other purposes may result in losses greater than if they had not been used.
Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations.
Derivatives transactions are also subject to regulatory risk. Regulators in the U.S., the European Union (“EU”), the United Kingdom (“UK”) and certain other jurisdictions have adopted and continue to implement legislative and regulatory reforms that have resulted in enhanced regulation of the derivatives markets, including clearing, margin, capital and reporting requirements. For example, such rules require certain derivatives transactions, including certain interest rate swaps and certain index credit default swaps, to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund. In addition, regulators in the U.S., EU, the UK and certain other jurisdictions have adopted mandatory minimum margin requirements for uncleared derivatives, which impose minimum margin requirements on derivatives transactions between the Fund and its derivative counterparties and may increase the amount of a margin the Fund is required to provide (and the costs associated with providing it). These rules also impose regulatory requirements on the types of collateral that may be provided and the timing of transferring margin, among other things. Such regulations have had a material impact on the Fund’s use of certain uncleared derivatives.
The SEC adopted Rule
18f-4
under the 1940 Act (“Rule
18f-4”)
relating to a registered investment company’s use of derivatives and certain financing transactions (such as reverse repurchase transactions). Among other things, the Fund is required to limit its use of derivatives to maintain its status as a “limited derivatives user,” meaning the Fund must limit its derivatives exposure to 10% of its net assets. If the Fund were not able to maintain such status, it would be required to apply a value-at-risk
based limit to its use of derivative instruments and financing transactions, adopt and implement a derivatives risk management program, and comply with other requirements under Rule
18f-4.
Some types of cleared derivatives are required to be (or are capable of being) executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.
Regulatory requirements may also limit the ability of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the U.S., the EU, the UK and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the EU or the UK, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”). In addition, regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out
and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily (or permanently) unable to exercise certain default rights, and the QFC may be transferred to another entity.
Legislative and regulatory measures may reduce the availability of some types of derivative instruments, may increase the cost of trading in or maintaining other instruments or positions, may impact credit and counterparty risks, and may cause uncertainty in the markets for a variety of derivative instruments, any or all of which could adversely affect the value or performance of the Fund. While legislative and regulatory measures may provide protections for some market participants, they are evolving and still being implemented and their effects on derivatives market activities cannot be reliably predicted.
A Fund will be subject to credit risk with respect to the counterparties to certain derivatives transactions entered into by the Fund. Derivatives may be purchased and cleared on established exchanges and clearinghouses or, as described herein, through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives generally are guaranteed by the clearing house which is the issuer or counterparty to such derivatives. However, many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day and once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit or trading may be suspended. There also is no assurance that sufficient trading interest to create a liquid secondary market on an exchange will exist at any particular time and no such secondary market may exist or may cease to exist.

In a transaction that is centrally cleared, the Fund’s counterparty is a clearinghouse so the Fund is subject to the credit risk of the clearinghouse and the member of the clearinghouse (the “clearing member”) through which it holds its position. Credit risk of market participants with respect to such derivatives is concentrated in a few clearinghouses, and increasingly fewer clearing members. It is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. In addition, if a clearing member does not comply with applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.
Each party to a derivative transaction bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Additionally, participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and, therefore, OTC derivatives generally expose the Fund to greater counterparty risk than exchange-traded derivatives. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Among other trading agreements, the Fund is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern OTC derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to events of default and termination events. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations. On the other hand, the bankruptcy or insolvency of the counterparty may allow the Fund to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty, and the relevant ISDA Agreement may permit the non-defaulting
party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of an ISDA Agreement will be enforceable, including, for example, when bankruptcy or insolvency laws (such as those described above) impose restrictions on or prohibitions against the right of offset obligations. Additionally, the netting and close out provisions of an ISDA Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. OTC derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies, or errors in the documentation relating to a derivative transaction lead to a dispute with the counterparty or unintended investment results. Subject to applicable law, there is no limit on the amount of the Fund’s assets that can be put at risk through the use of futures contracts and other types of derivatives, and the value of the Fund’s derivative transactions may equal or exceed 100% of that Fund’s total assets.
The Investment Manager is registered with the CFTC as a commodity pool operator (“CPO”), however, with respect to the Fund, the Investment Manager has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to CFTC Rule 4.5 (the “exclusion”). Accordingly, the Investment Manager (with respect to the Fund) is not subject to registration or regulation as a “commodity pool operator” under the Commodity Exchange Act. To remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments regulated under the Commodity Exchange Act (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that the Fund’s investments in commodity interests are not (or are no longer expected to be) within the thresholds set forth in the exclusion, the Investment Manager may be required to register as a CPO with respect to the Fund. The Investment Manager’s eligibility to claim the exclusion with respect to the Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests and the manner in which the Fund holds out its use of commodity interests. The Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Investment Manager’s intention to operate the Fund in a manner that would permit the Investment Manager to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Investment Manager becomes unable to rely on the exclusion and is required to register with the CFTC as a commodity pool operator with respect to the Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total
return.
R
EGULATORY
R
ISK
Legal and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds and other financial institutions or products (such as banking or insurance products), and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the fund industry in general. These regulations or any laws and regulations that may be adopted in the future may restrict the Fund’s ability to engage in transactions or raise additional capital and/or increase overall expenses of the Fund.
Additional legislative or regulatory actions may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques.
The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.
O
THER
I
NVESTMENT
C
OMPANIES
R
ISK
To the extent the Fund invests a portion of its assets in investment companies, including open-end
funds,
closed-end
funds, ETFs and other types of pooled investment funds, those assets will be subject to the risks of the purchased investment companies’ portfolio securities, and a stockholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment companies, including advisory fees, brokerage and distribution expenses. These fees and expenses are in addition to the direct expenses of the Fund’s own operations. The Common Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Risks associated with investments in closed-end
funds also generally include the risks described in this Prospectus associated with the Fund’s structure as a closed-end
investment company, including market risk, leverage risk, risk of market price discount from NAV and risk of anti-takeover provisions. In addition, investments in closed-end
funds may be subject to dilution risk, which is the risk that strategies employed by a closed-end
fund, such as rights offerings, may, under certain circumstances, have the effect of reducing its share price and the Fund’s proportionate interest. In addition, restrictions under the 1940 Act may limit the Fund’s ability to invest in other investment companies to the extent desired.
Rule
12d1-4
under the 1940 Act and other applicable rules under Section 12(d)(1) permit an investment company to invest in other investment companies beyond the statutory limits, subject to certain conditions. Reliance on these conditions could affect the Fund’s ability to redeem its investments in other investment companies, make such investments less attractive, cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.
In addition, investments in other investment companies may be subject to the following risks:

•	Manager Risk . The Fund’s investments in other funds are subject to the ability of the managers of those funds to achieve the funds’ investment objective.

•	Dilution Risk . Strategies employed by a closed-end fund, such as rights offerings, may, under certain circumstances, have the effect of reducing its share price and the Fund’s proportionate interest.

•
Foreign Fund Risk
. Risks associated with investments in
non-U.S.
funds may be different than those of investments in U.S. funds.
Non-U.S.
funds are subject to different regulatory regimes that may be less rigorous than in the United States in areas such as governance and financial reporting requirements. There also may be less publicly available information about such funds, and investments in these funds may carry special tax consequences. In addition,
non-U.S.
funds are generally subject to the risks of investing in other types of foreign securities.

•
Business Development Companies (“BDCs”) Risk
. Investments in
closed-end
funds that are BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized
companies that may not have access to public equity markets for capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and the portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value.

•
ETF Risk
. An ETF that is based on a specific index, whether securities, commodities or a combination of the two, may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETF also incurs certain expenses not incurred by its applicable index. The market value of an ETF share may differ from its NAV; the share may trade at a premium or discount to its NAV, which may be due to, among other things, differences in the supply and demand in the market for the share and the supply and demand in the market for the underlying assets of the ETF. In addition, certain securities that are part of the index tracked by an ETF may, at times, be unavailable, which may impede the ETF’s ability to track its index. An ETF that utilizes leverage can, at times, be relatively illiquid, which can affect whether its share price approximates NAV. As a result of using leverage, a leveraged ETF is subject to the risk of failure in the futures and options markets it uses to obtain leverage and the risk that a counterparty will default on its obligations, which can result in a loss to the Fund.

R
ESTRICTED
AND
I
LLIQUID
S
ECURITIES
R
ISK
Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books. Restricted securities and illiquid securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the OTC markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.
L
EVERAGE
R
ISK
The Fund currently seeks to enhance the level of its distributions and total return through the use of leverage. Certain other investment strategies, such as short sales or the use of derivatives, may also be considered a form of economic leverage and may be subject to the risks associated with the use of leverage. Leverage is a speculative technique and there are special risks and costs associated with leveraging. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Stockholders, including (i) the likelihood of greater volatility of NAV, market price and dividend rate of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in the interest or dividend rates that the Fund must pay on any leverage will reduce the return on the holders of the common shares; (iii) the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) leverage may increase operating costs, which may reduce total return. Because the Fund utilizes leverage, the fees paid to the Investment Manager for investment advisory and management services are higher than if the Fund did not utilize leverage because the fees paid are calculated based on the Fund’s Managed Assets, which include the principal amount of outstanding Borrowings the liquidation preference of Preferred Shares, if any, and the proceeds of any Reverse Repurchase Agreements. The Fund may borrow in foreign currencies, which will expose the Fund to foreign currency risk. See “ —Foreign Currency and Currency Hedging Risk.” Any such exposure is subject to the risk that the U.S. dollar will decline in value relative to the currency in which the Fund has borrowed, in which case the Fund will be worse off than if it had borrowed in U.S. dollars. Similar risks may apply if the Fund engages in leveraging transactions through the use of derivatives.
I
NFLATION
R
ISK
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any debt securities issued by the Fund would likely increase, which would tend to further reduce returns to Common Stockholders.
L
OANS
OF
P
ORTFOLIO
S
ECURITIES
Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund, and are at all times collateralized in accordance with applicable regulatory requirements. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale.
T
AX
R
ISK
The Fund may invest in preferred securities or other securities, the federal income tax treatment of which may not be clear or may be subject to special rules or to recharacterization by the Internal Revenue Service (the “IRS”). It could be more difficult for the Fund to comply with the tax requirements applicable to RICs if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the IRS. If the Fund fails to qualify for taxation as a RIC in any year, it would generally be subject to tax on all of its taxable income and gains in the same manner as an ordinary corporation and distributions to the Common Stockholders would not be deductible by the Fund in computing its taxable income. In addition, the MLPs in which the Fund may invest are generally treated as partnerships for federal income tax purposes, and thus do not pay federal income tax at the partnership level. A change in current tax law, a change in the business of a given MLP, or a change in the types of income earned by a given MLP, could result in an MLP being treated as a corporation for federal income tax purposes, which would result in such MLP being required to pay federal income tax on its taxable income. Thus, if any of the MLPs owned by the Fund were treated as corporations for federal income tax purposes, the after-tax
return to the Fund with respect to its investment in such MLPs could be materially reduced.
A
CTIVE
M
ANAGEMENT
R
ISK
As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Investment Manager’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.
P
OTENTIAL
C
ONFLICTS
OF
I
NTEREST
R
ISK
The Investment Manager, the Subadvisors and their affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Investment Manager, the Subadvisors and their affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Investment Manager, the Subadvisors and their affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Investment Manager, the Subadvisors nor their affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, other accounts of the Investment Manager, the Subadvisors and their affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of other accounts managed by the Investment Manager, the Subadvisors or their affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the proprietary or other accounts managed by the Investment Manager, the Subadvisors or their affiliates achieve profits. The Investment Manager and the Subadvisors have informed the Fund’s Board of Directors that the investment professionals associated with the Investment Manager and Subadvisors are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. The Investment Manager, the Subadvisors and their affiliates have adopted policies and procedures designed to address potential conflicts of interests and to allocate investments among the accounts managed by the Investment Manager, the Subadvisors and their affiliates in a fair and equitable manner.
D
EPENDENCE
ON
K
EY
P
ERSONNEL
R
ISK
The Investment Manager and the Subadvisors are dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments. If the Investment Manager or Subadvisors were to lose the services of these individuals, its ability to service the Fund could be adversely affected. As with any managed fund, the Investment Manager or Subadvisors might not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio and the Fund’s performance may lag behind that of similar funds. In addition, the performance of the Fund may also depend on the experience and expertise of individuals who become associated with the Investment Manager or Subadvisors in the future.
P
ORTFOLIO
T
URNOVER
R
ISK
The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. There are no limits on portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager or the Subadvisors, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund that, when distributed to Common Stockholders, would be taxable to such stockholders as ordinary income.
A
NTI
-
TAKEOVER
P
ROVISIONS
Certain provisions of the Fund’s Charter could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify its structure. The provisions may have the effect of depriving Common Stockholders of an opportunity to sell their shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end
investment company. These include provisions for staggered terms of office for Directors, removal of Directors, super-majority voting requirements for certain merger, consolidation, liquidation, termination and asset sale transactions, certain amendments to the Charter and conversion to open-end
status. Additionally, any Common Stockholder proposing the nomination or election of a person as a Director must supply significant amounts of information designed to enable verification of whether such person is qualified for such office. See “Certain Provisions of the Charter and Bylaws” in the Prospectus.
M
ARKET
D
ISRUPTION
AND
G
EOPOLITICAL
R
ISK
Geopolitical events, such as war (including ongoing conflicts in Ukraine and the Middle East), terrorist attacks, natural or environmental disasters (including hurricanes, wildfires and flooding), country instability, public health emergencies (including epidemics and pandemics), market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, have led and may in the future lead to market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.
Russia’s military invasion of Ukraine significantly amplified already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity.
Ongoing conflicts in the Middle East could have similar negative impacts. The possibility of a prolonged conflict and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact investments held by the Fund. For example, issues with certain regional U.S. banks and other financial institutions in March 2023 raised economic concerns over disruption in the U.S. banking system. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms, and exchanges, with which the Fund interacts. There can be no certainty that any actions taken by the U.S. government to strengthen public confidence in the U.S. banking system or financial markets will be effective in mitigating the effects of financial institution failures on the economy and restoring or maintaining public confidence. In addition, raising the U.S. Government debt ceiling has become increasingly politicized. Any failure to increase the total amount that the U.S. Government is authorized to borrow could lead to a default on U.S. Government obligations. A default or a threat of default by the U.S. Government would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments.
The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in
non-U.S.
dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.
The rapid development and increasingly widespread use and regulation of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively, “AI Technologies”), may pose risks to the Fund. For instance, the rapid advanced development of AI Technologies and efforts to regulate or control its use and advancement may have significant positive or negative impacts on a wide range of different industries and the global economy. It is not possible to predict which companies, sectors, or economies may benefit or be disadvantaged by such developments, or is it possible to determine the full extent of current or future risks related thereto.
Some political leaders around the world (including in the U.S. and certain European nations) have been and may be elected on protectionist platforms, raising questions about the future of global free trade. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments.
C
HANGES
IN
T
RADE
N
EGOTIONS
R
ISK
In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. For example, the U.S.

government has imposed, and may in the future further increase, tariffs on certain foreign goods, including from China, such as steel and aluminum. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods. Most recently, the current U.S. presidential administration has imposed or sought to impose significant increases to tariffs on goods imported into the U.S., including from China, Canada and Mexico. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods
imported from such impacted jurisdictions.
C
YBER
S
ECURITY
R
ISK
With the increased use of technologies such as the Internet and AI Technologies, and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the Investment Manager and Subadvisors), and their own service providers, may be susceptible to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website or company system, misappropriating or releasing confidential information without authorization (including personal data), gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service.
New ways to carry out cyber-attacks continue to develop. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may increase the scale and sophistication of deliberate cyber security attacks, particularly those from nation-states or from entities with nation-state backing. Successful cyber-attacks against, or security breakdowns of, the Fund, the Investment Manager, a Subadvisor, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Furthermore, as a result of breaches in cyber security or other operational and technology disruptions or failures, an exchange or market may close or issue trading halts on specific securities or an entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. While the Fund has established business continuity plans and systems designed to detect and prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.
Each of the Fund and the Investment Manager and Subadvisors may have limited ability to detect and prevent or mitigate cyber-attacks or security or technology breakdowns affecting the Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to detect and prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.
R
ISKS
OF
S
ECURITIES
L
INKED
TO
THE
R
EAL
E
STATE
M
ARKET
The Fund may invest in securities of real estate companies. The Fund does not invest in real estate directly, but is subject to the risks associated with the direct ownership of real estate. These risks include:

●	declines in the value of real estate;
●	risks related to general and local economic conditions;
●	possible lack of availability of mortgage funds;
●	overbuilding;
●	extended vacancies of properties;
●	increased competition;
●	increases in property taxes and operating expenses;
●	changes in zoning laws;
●	losses due to costs resulting from the clean-up of environmental problems;

●	liability to third parties for damages resulting from environmental problems;
●	casualty or condemnation losses;
●	limitations on rents;
●	changes in neighborhood values and the appeal of properties to tenants;
●	changes in interest rates;
●	financial condition of tenants, buyers and sellers of real estate;
●	quality of maintenance, insurance and management services;
●	falling home prices;
●	failure of borrowers to repay their loans;
●	early payment or restricting of mortgage loans;
●	slower mortgage origination; and
●	rising construction costs.
Thus, the value of the Fund’s common stock may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.
F
INANCIAL
S
ECTOR
AND
F
INANCIAL
I
NSTITUTIONS
R
ISK
Financial institutions in which the Fund may invest, directly or indirectly, are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds and can fluctuate significantly when interest rates change.
U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and
non-U.S.
banks, which could be harmful to a Fund and issuers in which it invests. For example, if a bank in which the Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.
I
NSURANCE
C
OMPANY
I
NVESTMENT
R
ISK
Investments in insurance companies carry unique risks. For example, risks relating to the regulation of insurance companies, and the risk of catastrophic events and other events giving rise to losses under insurance contracts. These risks, or regulatory, legislative or judicial changes, may result in a negative impact on the value of investments in insurance companies and/or may materially and adversely affect the Fund’s investments in insurance companies.

S
PECIAL
R
ISKS
TO
H
OLDERS
OF
C
OMMON
S
HARES
Dilution Risk
. If the Fund determines to conduct a rights offering to subscribe for common shares, holders of common shares may experience dilution or accretion of the aggregate net asset value of their common shares. Such dilution or accretion will depend upon whether (i) such stockholders participate in the rights offering and (ii) the Fund’s net asset value per common share is above or below the subscription price on the expiration date of the rights offering.
Common Stockholders who do not exercise their subscription rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their subscription rights. As a result of such an offering, a stockholder may experience dilution in net asset value per share if the subscription price per share is below the net asset value per share on the expiration date. If the subscription price per share is below the net asset value per share of the Fund’s shares on the expiration date, a stockholder will experience an immediate dilution of the aggregate net asset value of such stockholder’s shares if the stockholder does not participate in such an offering and the stockholder will experience a reduction in the net asset value per share of such stockholder’s shares whether or not the stockholder participates in such an offering. The Fund cannot precisely state the extent of this dilution (if any) if the stockholder does not exercise such stockholder’s subscription rights because the Fund does not know what the net asset value per share will be when the offer expires or what proportion of the subscription rights will be exercised.
Leverage Risk
. The Fund currently uses financial leverage for investment purposes by borrowing from BNPP and is also permitted to use other types of financial leverage, such as through the issuance of debt securities or preferred shares and borrowing from other financial institutions. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue additional senior securities (which may be stock, such as preferred shares, and/or securities representing debt) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares and debt outstanding. As of June 30, 2025, the average amount of leverage represented approximately 28.83% of the Fund’s Managed Assets.
The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objectives and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund. Such volatility may increase the likelihood of the Fund having to sell investments
in order to meet its obligations to make principal or interest payments on borrowings, or to repay borrowings, when it may be disadvantageous to do so. The Fund’s use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to deleverage so as to maintain required asset coverage amounts or comply with the mandatory redemption terms of any outstanding preferred shares. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent that the Fund employs leverage in its investment operations, the Fund is subject to substantial risk of loss. The Fund cannot assure you that borrowings or the issuance of preferred shares will result in a higher yield or return to the holders of the common shares. Also, since the Fund utilizes leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify for taxation as a RIC under the Code. See “Taxation.”
Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of its borrowings or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the interest requirements on the borrowings. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a repayment of some or all of the borrowings.
Impact on Common Shares.
Effects of Leverage
. Assuming that leverage in the form of Borrowings represents 2
8
.
83
% of the Fund’s Managed Assets and charge interest or involve payment at a rate set by an interest rate transaction at an annual average rate of approximately 5.
10
%, the income generated by the Fund’s portfolio (net of estimated expenses) must exceed 1.47% in order to cover such interest payments or payment rates and other expenses specifically related to leverage. Of course, these numbers are merely estimates, used for illustration. Actual interest, or payment rates may vary
frequently and may be significantly higher or lower than the rate estimated above.
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of net investment income of the Fund, realized gains or losses of the Fund and changes in the value of the securities held in the Fund’s portfolio) of –10%, –5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. The table further reflects leverage representing 2
8
.
83
% of the Fund’s Managed Assets, the Fund’s current projected annual average interest rate of 5.
1
0
% and a management fee at an annual rate of 0.85% of Managed Assets. These assumptions are based on estimates as of Ju ne
 30, 2025, and $640 million in common share offerings.

Assumed Portfolio Total Return	–10%	–5%	0%	5%	10%
Common Share Total Return	(16.1)%	(9.1)%	(2.1)%	5.0%	12.0%
Common share total return is comprised of two elements –the net investment income of the Fund after paying expenses, including interest expenses on the Fund’s Borrowings as described above and dividend payments on any preferred shares issued by the Fund, and gain and losses on the value of the securities the Fund owns. As required by the rules of the SEC, the table assumes the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses
in the value of those securities.
Market Discount Risk
. As described above in “Principal Risks of the Fund—Market Discount Risk,”
common
shares of
closed-end
funds often trade at a discount to their net asset values and the Fund’s common shares may trade at such a discount. This risk may be greater for investors expecting to sell their common shares of the Fund soon after completion of a public offering. The common shares of the Fund are designed primarily for long-term investors and investors in common shares should not view the Fund as a vehicle for trading purposes.
SPECIAL RISKS OF SUBSCRIPTION RIGHTS
Offering Risk
. There is a risk that changes in market conditions may result in the underlying common shares purchaseable upon exercise of the subscription rights being less attractive to investors at the
conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of common shares issued may be reduced, and the common shares may trade at less favorable prices than larger offerings for similar securities.
Dilution Risk
. As a result of any offering of subscription rights (each, an “Offer”), it is anticipated that even if Common Stockholders fully exercise their rights, they should expect to incur immediate economic dilution and, if they do not exercise all of their rights, they will incur voting dilution. Further, both the sales load and the expenses associated with such an offering paid by the Fund will immediately reduce the NAV of each Common Stockholder’s common shares. To the extent that the number of common shares outstanding after an Offer will have increased proportionately more than the increase in the size of the Fund’s net assets, stockholders will, at the completion of the Offer, experience immediate dilution of NAV. In addition, if the subscription price for an Offer is less than the Fund’s NAV per common share as of the expiration date of an Offer, stockholders would experience additional immediate dilution of NAV as a result of the Offer. If the Subscription Price is substantially less than the current NAV per common share at the expiration of an Offer, such dilution could be substantial. It is anticipated that the existing Common Stockholders will experience immediate dilution even if they fully exercise their rights. In addition, whether or not Common Stockholders exercise their rights, they will experience a dilution of NAV of the common shares because they will indirectly bear the expenses of the Offer, which include, among other items, SEC registration fees, printing expenses and the fees assessed by service providers (including the cost of the Fund’s counsel and independent registered public accounting firm). This dilution of NAV will disproportionately affect Common Stockholders who do not exercise their rights. The Fund cannot precisely state the amount of any decrease because it is not known at this time how many common shares will be subscribed for or what the NAV or market price of the Fund’s common shares will be on the expiration date of an Offer or what the subscription price will be.

In addition to the economic dilution described above, if Common Stockholders do not exercise all of their rights, they will incur voting dilution as a result of an Offer. This voting dilution will occur because such non-exercising
Common Stockholders will own a smaller proportionate interest in the Fund after the Offer than they owned prior to the Offer.

HOW THE FUND MANAGES RISK
I
NVESTMENT
L
IMITATIONS
The Fund has adopted certain investment limitations designed to limit investment risk that are fundamental and may not be changed without the approval of the holders of a “majority of the outstanding” (as defined below) common shares and, if issued, Preferred Shares voting as a single class, and the approval of the holders of a majority of the Preferred Shares voting as a separate class. Under these limitations, the Fund may not: (1) issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act or pursuant to exemptive relief therefrom, or pledge, mortgage or hypothecate its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; (2) act as an underwriter of securities issued by other persons; (3) generally directly purchase or sell real estate; (4) make loans to other persons except through the lending of securities held by it; or (5) invest more than 25% of its total assets in securities of issuers in any one industry (except as discussed herein). Further information about and exceptions to these limitations are contained in the SAI under “Investment objective and Policies” and “Investment Restrictions.” For these purposes, a “majority of the outstanding” shares means the lesser of (a) 67% of the Fund’s outstanding voting securities present at a stockholder meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.
The Fund may become subject to guidelines that are more limiting than its investment restrictions in order to obtain and maintain ratings from NRSROs on any Preferred Shares that it issues. The Fund does not anticipate that such guidelines would have a material adverse effect on the Common Stockholders or the Fund’s ability to achieve its investment objective. See “Investment objective and Policies” in the SAI for a complete list of the fundamental and non-fundamental
investment policies of the Fund.
M
ANAGEMENT
OF
I
NVESTMENT
P
ORTFOLIO
AND
C
APITAL
S
TRUCTURE
TO
L
IMIT
L
EVERAGE
R
ISK
The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund has incurred leverage which begins (or is expected) to adversely affect Common Stockholders. In order to attempt to offset such a negative impact of leverage on Common Stockholders, the Fund may attempt to shorten the average maturity of its overall investment portfolio or may reduce its Borrowings or any Reverse Repurchase Agreements or extend the maturity of any outstanding Preferred Shares. The Fund may also attempt to reduce the leverage by redeeming or otherwise purchasing any Preferred Shares. As explained above under “Use of Leverage—Leverage Risk,” the success of any such attempt to limit leverage risk depends on the Investment Manager’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may never attempt to manage its capital structure in the manner described in this paragraph.
D
ERIVATIVE
T
RANSACTIONS
The Fund may enter into derivative transactions to manage risk. See “Principal Risks of the Fund—Derivatives and Hedging Transactions Risk.”
L
IMITATIONS
ON
B
ORROWINGS
, P
REFERRED
S
HARES
AND
R
EVERSE
R
EPURCHASE
A
GREEMENTS
The Fund is limited under Section 18 of the 1940 Act in the level of Borrowings it may incur and the amount of Preferred Shares it may issue to 33 1/3% and 50%, respectively, of its Managed Assets. See “Description of the Securities—Preferred Shares.” A Reverse Repurchase Agreement would not be subject to the limitations imposed by Section 18 of the 1940 Act. As a result, if the Fund enters into Reverse Repurchase Agreements, it would be permitted to leverage more of its assets than would be permissible through the use of Borrowings and/or the issuance of Preferred Shares. The Fund’s financing, however, obtainable through Reverse Repurchase Agreements is not expected to exceed 33 1/3% of the Fund’s Managed Assets. To the extent the Fund enters into Reverse Repurchase Agreements, the Fund will “cover” its exposure under the Reverse Repurchase Agreements by designating on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). The Fund has no current intention to utilize leverage through the issuance of Preferred Shares or the use of Reverse Repurchase Agreements. See “Use of Leverage.”

MANAGEMENT OF THE FUND
The business and affairs of the Fund are managed under the direction of the Board. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreement with its Investment Manager, co-administrator,
custodian and transfer agent. The management of the Fund’s
day-to-day
operations is delegated to its officers, the Investment Manager and the Fund’s co-administrator,
subject always to the investment objective and policies of the Fund and to the general supervision of the Directors.
I
NVESTMENT
M
ANAGER
AND
S
UBADVISORS
The Investment Manager, with offices located at 1166 Avenue of the Americas, New York, New York 10036, has been retained to provide investment advice, and, in general, to conduct the management and investment program of the Fund under the overall supervision and control of the Directors of the Fund and for the supervision and ongoing monitoring of the Subadvisors. The Investment Manager, a registered investment adviser, was formed in 1986, and as of June 30, 2025 had $88.9 billion in assets under management. Its clients include pension plans, endowment funds and registered investment companies, including some of the largest open-end
and
closed-end
real estate funds. Cohen & Steers is a leading global investment manager specializing in real assets and alternative income, including listed and private real estate, preferred securities, infrastructure, resource equities, commodities, as well as multi-strategy solutions. The firm is headquartered in New York City, with offices in London, Dublin, Hong Kong, Tokyo and Singapore.
CNS Asia, with offices located at Unit 3301B, 33rd Floor, The Henderson, 2 Murray Road, Central, Hong Kong, is a wholly owned subsidiary of CNS and serves as a Subadvisor pursuant to an agreement with the Investment Manager (a “Subadvisory Agreement”). CNS Asia provides investment research and advisory services with respect to Asia Pacific real estate securities and provides trade order execution services for the Fund. CNS Asia is a registered investment advisor and was formed in 2005.
CNS UK, with offices located at The Burlian, 2nd floor, 3 Dering Street, London W1S 1AA, United Kingdom, is a wholly owned subsidiary of CNS and serves as a Subadvisor pursuant to a Subadvisory Agreement. CNS UK provides investment research and advisory services to the Investment Manager in connection with managing the Fund’s investments in Europe and provides trade order execution services for the Fund. CNS UK is a registered investment advisor and was formed in 2006.
Under its Investment Management Agreement with the Fund, the Investment Manager furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day
investment decisions for the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of the Fund. The Investment Manager is responsible for the management of the Fund’s portfolio. The Investment Manager also performs certain administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of the Investment Manager.
For its services under the Investment Management Agreement, the Fund pays the Investment Manager a monthly investment management fee computed at the annual rate of 0.85% of the Fund’s average daily Managed Assets. Because the investment advisory fees are based on a percentage of Managed Assets, which includes assets attributable to the Fund’s use of leverage, the Investment Manager may have a conflict of interest in the input it provides to the Board regarding whether to use or increase the Fund’s use of leverage.
In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, administration, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, listing expenses, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.
A discussion regarding the basis for the Fund’s Board approval of the Investment Management Agreement with the Investment Manager is available in the Fund’s semi-annual report for the six months ended June 30, 2025.

A
DMINISTRATOR
AND
C
O
-A
DMINISTRATOR
Additionally, the Fund and the Investment Manager have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement with the Fund, the Investment Manager is responsible for providing administrative services and assisting the Fund with operational needs, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund. Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, 0.06% of the Fund’s average daily Managed Assets.
In accordance with the Administration Agreement and with the approval of the Board, the Fund has entered into the
Co-Administration
Agreement with State Street as
co-administrator
under a fund accounting and administration agreement. Under the
Co-Administration
Agreement, State Street has assumed responsibility for certain fund administration services.
P
ORTFOLIO
M
ANAGERS
The Fund’s portfolio managers are jointly and primarily responsible for the day-to-day
management of the Fund:
Benjamin Morton—
Mr. Morton joined the Investment Manager in 2003 and currently serves as Executive Vice President of the Investment Manager. He is based in New York.
Elaine Zaharis-Nikas—
Ms. Zaharis-Nikas joined the Investment Manager in 2003 and currently serves as Executive Vice President of the Investment Manager. She is based in New York.
Tyler Rosenlicht—
Mr. Rosenlicht joined the Investment Manager in 2012 and currently serves as Senior Vice President of the Investment Manager. He is based in New York.
Thuy Quynh Dang
—Ms. Dang joined the Investment Manager in 2011 and currently serves as Vice President of the Investment Manager. She is based in London.

DIVIDENDS AND DISTRIBUTIONS
The Board periodically evaluates, and will continue to periodically evaluate, the Fund’s common share distribution policy and may, in the future, change such common share distribution policy. The Fund pays distributions to its Common Stockholders on a monthly basis after making payment or provision for the cost of any leverage it utilizes and the payment of its expenses, provided that market and economic conditions do not dictate otherwise. The Fund makes distributions to Common Stockholders pursuant to a “managed dividend policy,” which is a policy by which the Fund seeks to provide its Common Stockholders with a regular monthly dividend. The Fund’s ordinary income is reduced by the expenses incurred. The 1940 Act allows the Fund to distribute ordinary income at any time and from time to time. Capital gain or loss may be generated by the Fund when it sells investments for amounts different from their adjusted tax basis.
G
ENERAL
A managed dividend policy would result in the payment of distributions in approximately the same amount or percentage to Common Stockholders each month (or other period set by our Board). If the source of the distribution were the original capital contribution of the Common Stockholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, Common Stockholders who periodically receive the payment of a distribution may be under the impression that they are receiving net profits when they are not. Common Stockholders should read any written disclosure regarding distributions carefully, and should not assume that the source of any distribution from us is net profits.
Stockholders will automatically have all dividends and distributions reinvested in common shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund’s dividend reinvestment plan unless a stockholder elects to opt out of the plan.
MANAGED DISTRIBUTION POLICY
The Fund has a managed distribution policy (the “Policy”) in accordance with exemptive relief issued by the SEC. The Policy gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to Common Stockholders. In accordance with the Policy, the Fund currently distributes $0.1550 per share on a monthly basis. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital.
The Fund may therefore pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time. These effects could have a negative impact on the price investors receive when they sell shares of the Fund.
The actual source of all distributions paid by the Fund, including net investment income, is subject to change and is not determined until after the end of the year. Until the Fund receives a final determination from the companies in which it invests as to the source of distributions—generally around January 31 of the following year—the Fund cannot provide a final determination of the source of distributions paid.
If the Fund does not generate sufficient earnings (dividends and interest income and realized net capital gain) equal to or in excess of the aggregate distributions paid by the Fund in a given year, then the amount distributed in excess of the Fund’s earnings would generally be deemed a return of capital to the extent of the stockholder’s tax basis in the shares (reducing the basis accordingly) and as capital gains thereafter. Since a return of capital is considered a return of a portion of a stockholder’s original investment, it is generally not taxable and is treated as a reduction in the stockholder’s tax basis, thereby increasing the stockholder’s potential taxable gain or reducing the potential taxable loss on the sale of the shares.

You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Policy. Distributions sourced from paid-in
capital should not be considered as the dividend yield or total return of an investment in the Fund. Common Stockholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Common Stockholders should not assume that the source of a distribution from the Fund is net profit.
In accordance with the Policy, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year. The Board may amend, terminate or suspend the Policy at any time, which could have an adverse effect on the market price of the Fund’s common shares.
CLOSED-END
FUND STRUCTURE
The Fund is diversified
closed-end
management investment company.
Closed-end
investment companies differ from
open-end
investment companies
(open-end
funds or mutual funds) in that
closed-end
investment companies generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholder. This means that if you wish to sell your shares of a closed-end
investment company you must trade them on the market like any other stock at the prevailing market price at that time. In an open-end
fund, if the stockholder wishes to sell shares, the fund will redeem or buy back the shares at NAV.
Open-end
funds generally offer new shares on a continuous basis to new investors, and closed-end
investment companies generally do not. The continuous inflows and outflows of assets in an open-end
fund can make it difficult to manage the fund’s investments. By comparison, closed-end
investment companies are generally able to stay fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as leverage and investments in illiquid securities.
Shares of
closed-end
investment companies frequently trade at a discount to their NAV. See “Principal Risks of the Fund—Risk of Market Price Discount From Net Asset Value.” Because of this possibility and the recognition that any such discount may not be in the best interest of Common Stockholders, the Board might consider from time to time engaging in open market repurchases, tender offers for shares at NAV or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in shares trading at a price equal or close to NAV per share. See “Repurchase of Shares.” The Board may also consider converting the Fund to an open-end
fund, which would require a vote of the Common Stockholders.
REPURCHASE OF SHARES
Shares of
closed-end
investment companies often trade at a discount to NAV, and the Fund’s shares may also trade at a discount to their NAV, although it is possible that they may trade at a premium above NAV. The market price of the common shares will be determined by such factors as relative demand for and supply of shares in the market, the Fund’s NAV, general market and economic conditions and other factors beyond the control of the Fund.
Although Common Stockholders will not have the right to redeem their shares, the Fund may take action to repurchase shares in the open market or make tender offers for its shares at NAV. During the pendency of any tender offer, the Fund will publish how Common Stockholders may readily ascertain the NAV. For more information see “Repurchase of Shares” in the SAI. Repurchase of the common shares may have the effect of reducing any market discount to NAV.
The Board has authorized the repurchase of up to 10% of the Fund’s outstanding common shares through December 31, 2025. This authorization is a standing authorization that may be executed in the discretion of the Fund’s officers. The Fund’s officers are authorized to use the Fund’s general corporate funds to repurchase common shares. While the Fund may incur debt to finance common share repurchases, such debt financing would require further approval of the Board, and the Fund does not currently intend to incur debt to finance common share repurchases. Although the Board has authorized such repurchases, the Fund is not required to repurchase its common shares. The Board has not established a limit on the number of shares that could be purchased during such period. Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed the Common Stockholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to Common Stockholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other Common Stockholders through their interest in the Fund. The Fund has not and will not, unless otherwise set forth in a Prospectus Supplement and accomplished in accordance with applicable law and positions of the SEC’s staff, repurchase common shares (i) immediately after the completion of an offering of common shares (
i.e.
, within sixty days of an overallotment option period) or (ii) at a price that is tied to the initial offering price. In addition, under Maryland law, the Fund may only repurchase common shares if, immediately following such repurchase, (i) the Fund is able to pay its indebtedness as such indebtedness comes due in the usual course of business and (ii) the Fund’s assets exceed its total liabilities.
There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares trading at a price which approximates their NAV. Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio and may adversely affect the ability of the Fund to achieve its investment objective. To the extent the Fund may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund and may result in additional gains that, when distributed, may lead to higher taxes when Fund shares are held in a taxable account. The Board currently consider the following factors to be relevant to a potential decision to repurchase shares: the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action on the Fund or its Common Stockholders and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Exchange Act and the 1940 Act. See “Taxation” in the SAI for a description of the potential tax consequences of a share repurchase.
TAXATION
The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its Common Stockholders. A more complete discussion of the tax rules applicable to the Fund and its stockholders can be found in the SAI that is incorporated by reference into this Prospectus. This summary does not discuss the consequences of an investment in subscription rights to acquire shares of the Fund’s stock. The tax consequences of such an investment will be discussed in a relevant Prospectus Supplement.
This discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your shares as capital assets (generally, for investment). The discussion is based upon current provisions of the Code, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all of which are subject to change or differing interpretations, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and the Common Stockholders (including stockholders subject to special tax rules and stockholders owning large positions in the Fund), nor does this discussion address any state, local or foreign tax concerns.
The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.
T
AXATION
OF
THE
F
UND
The Fund has elected to be treated and intends to qualify annually as a RIC under Subchapter M of the Code. Accordingly, the Fund must, among other things,
(i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt
interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and
(ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.
As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to Common Stockholders, provided that it distributes annually at least 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) net tax-exempt
interest income (the excess of its gross
tax-exempt
interest income over certain disallowed deductions), if any. The Fund intends to distribute at least annually substantially all of such income. The Fund will be subject to income tax at regular corporate rates on any investment company taxable income and net capital gain that it does not distribute to its Common Stockholders.
The Fund may either distribute or retain for reinvestment all or part of its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). If any such gain is retained, the Fund will be subject to a corporate income tax on such retained amount. In that event, the Fund may report the retained amount as undistributed capital gain in a notice to Common Stockholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by the amount of undistributed capital gains included in the stockholder’s income less the tax deemed paid by the stockholder under clause (ii).
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year
period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the federal excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from previous years. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. Although the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund’s ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.
Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) treat dividends that would otherwise be eligible for the dividends received deduction as ineligible for such treatment, (iii) convert lower taxed long-term capital gains, qualified dividend income, or “qualified REIT dividends” into higher taxed short-term capital gains or ordinary income, (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (v) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vi) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vii) adversely alter the characterization of certain complex financial transactions and

(viii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to Common Stockholders. The Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.
If for any taxable year the Fund were to fail to qualify for taxation as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to Common Stockholders. The remainder of this discussion assumes the Fund will qualify for taxation as a RIC.
T
AXATION
OF
C
OMMON
S
TOCKHOLDERS
Distributions paid to you by the Fund from its investment company taxable income (“ordinary income dividends”) are generally taxable to you as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Provided that certain holding period and other requirements are met, such distributions (if properly reported by the Fund) may qualify (i) for the dividends received deduction in the case of corporate stockholders to the extent that the Fund’s income consists of dividend income from U.S. corporations (not including real estate investment trusts (“REITs”)), and (ii) in the case of non-corporate
stockholders, as qualified dividend income eligible to be taxed at long-term capital gains rates to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations. There can be no assurance as to what portion, if any, of the Fund’s distributions will be eligible for the dividends received deduction or for the reduced rates applicable to qualified dividend income.
Properly reported dividends paid by the Fund that are attributable to the Fund’s “qualified REIT dividends” (generally, ordinary income dividends paid by a REIT, not including capital gain dividends or dividends treated as qualified dividend income), if any, may be eligible for the 20% deduction described in Section 199A of the Code in the case of non-corporate
stockholders, provided that certain holding period and other requirements are met by the stockholder and the Fund. There can be no assurance as to what portion of the Fund’s distributions will qualify for such deduction.
Distributions made to you from net capital gain (“capital gain dividends”), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gains if they have been properly reported by the Fund, regardless of the length of time you have owned your Fund shares. Long-term capital gain of individuals and other non-corporate
stockholders is generally subject to reduced U.S. federal income tax rates.
Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free
return of capital to the extent of your adjusted tax basis of your shares and thereafter will be treated as capital gains. The amount of any Fund distribution that is treated as a tax-free
return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares.
Generally, after the close of the calendar year, the Fund will provide you with a written notice reporting the amount of any qualified dividend income or capital gain dividends and other distributions.
Except in the case of a repurchase (the consequences of which are described in the SAI under “Taxation — Taxation of Stockholders—Taxation of U.S. Stockholders”), the sale, exchange or other disposition of shares of the Fund will generally result in capital gain or loss to you, which will be long-term capital gain or loss if the common shares have been held for more than one year. Any loss upon the sale, exchange or other disposition of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as undistributed capital gain dividends) by you with respect to such Fund shares. A loss realized on a sale, exchange or other disposition of shares of the Fund will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a
61-day
period beginning 30 days before and ending 30 days after the date of the sale, exchange or other disposition of the Fund shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated as received by a stockholder at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December to Common Stockholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.
Common Stockholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state and local income or other taxes.
DESCRIPTION OF THE SECURITIES
The following is a brief description of the terms of the common shares and subscription rights. This description does not purport to be complete and is qualified by reference to the Fund’s Charter and its Bylaws (the “Governing Documents”). For complete terms of the common shares, please refer to the actual terms of such shares, which are set forth in the Governing Documents. For complete terms of the subscription rights, please refer to the actual terms of such subscription rights which will be set forth in the subscription rights agreement relating to such subscription rights (the “Subscription Rights Agreement”).
C
OMMON
S
HARES
The Fund is incorporated under the laws of the state of Maryland as a corporation pursuant to the Fund’s Charter, dated January 8, 2004. The Fund is authorized to issue up to 300,000,000 common shares. Each common share has one vote and, when issued and paid for in accordance with the terms of the applicable offering, will be fully paid and non-assessable.
All common shares are equal as to distributions, assets and voting privileges and have no conversion, appraisal, preemptive or other subscription rights. As permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless a stockholder specifically requests paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and Common Stockholders will be notified by mail each time a report is posted and provided with a website link to access the report. In the event of liquidation, each of the common shares is entitled to its proportion of the Fund’s assets after payment of debts and expenses and the amounts payable to holders of the Fund’s preferred shares, if any, ranking senior to the Fund’s common shares as described below.
Any additional offerings of shares will require approval by the Board. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that common shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s Common Stockholders.
The common shares have been listed and traded on the NYSE under the symbol “UTF” since March 25, 2004. The common shares have historically traded at both a premium and a discount to the Fund’s net asset value. Since the Fund commenced trading on the NYSE and as of June 30, 2025, the common shares have traded at a discount to net asset value as high as (29.2)% and a premium as high as 12.4%. The average weekly trading volume of the common shares on the NYSE during the period from January 1, 2024 through December 31, 2024 was 981,236 shares.
Unlike
open-end
funds,
closed-end
funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a stockholder determines to buy additional common shares or sell common shares already held, the stockholder may do so by trading through a broker on the NYSE or otherwise.
Shares of
closed-end
investment companies often trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

The Common Stockholders vote as a single class to elect the Board and on additional matters with respect to which the 1940 Act, Maryland law, the Governing Documents or resolutions adopted by the Directors provide for a vote of the Common Stockholders. See “Certain Provisions of the Charter and Bylaws.”
The Fund is a diversified,
closed-end
management investment company and as such its Common Stockholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, has authorized the repurchase of up to 10% of the outstanding common shares through December 31, 2025. During the year ended December 31, 2024, the Fund did not repurchase any common shares. Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its Common Stockholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to Common Stockholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other Common Stockholders through their interest in the Fund.
When the Fund repurchases its common shares for a price below net asset value, the net asset value of the common shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund’s expense ratio.
Book-Entry
. The common shares will be held in the name of Cede & Co. as nominee for the Depository Trust Company (“DTC”). The Fund will treat Cede & Co. as the holder of record of the common shares for all purposes. In accordance with the procedures of DTC, however, purchasers of common shares will be deemed the beneficial owners of shares purchased for purposes of distributions, voting and liquidation rights.
S
UBSCRIPTION
R
IGHTS
General
. We may issue subscription rights to holders of our common shares to purchase additional common shares. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to holders of our common shares, we would distribute certificates evidencing the subscription rights and a Prospectus Supplement to our Common Stockholders as of the record date that we set for determining the stockholders eligible to receive subscription rights in such subscription rights offering.
The applicable Prospectus Supplement would describe the following terms of subscription rights in respect of which this Prospectus is being delivered:

•
the period of time the offering would remain open (which will be open a minimum number of days such that all record holders would be eligible to participate in the offering and will not be open longer than 120 days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the number of such subscription rights issued in respect of each common share;

•	the number of rights required to purchase a single common share;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights will commence, and the date on which such right will expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.
Exercise of Subscription Rights
. Each subscription right would entitle the holder of the subscription right to purchase for cash such number of shares at such exercise price as in each case is set forth in, or be determinable as set forth in the Prospectus Supplement relating to the subscription rights offered thereby. Subscription rights would be exercisable at any time up to the close of business on the expiration date for such subscription rights set forth in the Prospectus Supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.
Upon expiration of the rights offering and the receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the Prospectus Supplement we would issue, as soon as practicable, the common shares purchased as a result of such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable Prospectus Supplement.
1940 Act Limitations
. The Fund may in the future, and at its discretion, choose to make offerings to its Common Stockholders to purchase additional common shares. A future rights offering may be transferable or non-transferable.
Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of the State of Maryland, the Board is authorized to approve rights offerings without obtaining stockholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring stockholder approval of a transferable rights offering to purchase common stock at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by a fund’s board of directors that such offering would result in a net benefit to existing stockholders; (ii) the offering fully protects stockholders’ preemptive rights and does not discriminate among stockholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by stockholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.
P
REFERRED
S
HARES
The Governing Documents provide that the Board may authorize and cause the Fund to issue preferred shares and to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption for such preferred shares. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued.
Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets is at least 200% of the liquidation value of the outstanding preferred shares (
i.e.
, the liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s total assets is at least 200% of such liquidation value. If the Fund issues preferred shares, it may be subject to restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines would impede the Investment Manager from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

Although terms of any preferred shares that the Fund might issue in the future, including liquidation preference and redemption provisions, will be determined by the Board, subject to applicable law and the Governing Documents, the Fund also believes that it is likely that the terms of any such preferred shares would be similar to those stated below.
Liquidation Preference
. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which would be expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares would not be entitled to any further participation in any distribution of assets by the Fund.
Voting Rights
. The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities then outstanding, the holders of any preferred shares have the right to elect a majority of the directors at any time two years’ dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s sub-classification
as a
closed-end
investment company or changes in its fundamental investment restrictions. See “Certain Provisions of the Charter and Bylaws.” As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of any preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.
It is expected that if preferred shares are issued, the affirmative vote of the holders of a majority of any outstanding preferred shares, voting as a separate class, would be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred shares described above would in each case be in addition to any other vote required to authorize the action in question.
Redemption, Purchase and Sale of Preferred Shares by the Fund
. The terms of any preferred shares are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued and unpaid dividends per share, (2) the Fund may tender for or purchase preferred shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund would reduce the leverage applicable to the common shares, while any resale of shares by the Fund would increase that leverage.
The discussion above describes the possible offering of preferred shares by the Fund. If the Board determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Governing Documents. The Board, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption for the preferred shares to be offered.
O
UTSTANDING
S
ECURITIES
The following information regarding the Fund’s authorized shares is as of June 30, 2025.

Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Exclusive of Amount Held by Fund
Common Shares	300,000,000	None	96,766,826
CERTAIN PROVISIONS OF THE CHARTER AND BYLAWS
The Fund has provisions in its Charter and Bylaws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board is divided into three classes, each having a term ending at the third annual meeting of stockholders following the election of such class and until their successors are duly elected and qualify. At the annual meeting of stockholders in each year, the term of one class will expire and Directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board. A Director may be removed from office only for cause and then only by a vote of the holders of at least 75% of the votes entitled to be cast for the election of directors.
The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end
to an
open-end
fund. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the stockholders of the Fund unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of the Fund. A “Continuing Director” is any member of the Board who (i) is not a person or affiliate of a person other than an investor engaged by the Fund’s Investment Manager who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an “Interested Party”) and (ii) who has been a member of the Board for a period of at least 12 months, is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board. The affirmative votes of at least 75% of the entire Board and 75% of the votes entitled to be cast thereon by stockholders of the Fund will be required to amend the Charter to change any of the provisions in this paragraph and the preceding paragraph.
The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the stockholders of the Fund and (ii) in the case of a Business Combination, 66 2/3% of the votes entitled to be cast thereon by the stockholders of the Fund other than votes held by an Interested Party who is (or whose affiliate or associate is) a party to a Business Combination or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:
(i) a merger, consolidation or statutory share exchange of the Fund with or into any other entity;
(ii) the issuance or transfer by the Fund (in one or a series of transactions in any
12-month
period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;
(iii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any
12-month
period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i) and (ii) and this clause (iii) above being known individually as a “Business Combination”);

(iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Charter to terminate the Fund’s existence; or
(v) any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets.
However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors. In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require stockholder approval, no stockholder approval will be required. The Fund’s Bylaws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at a stockholders’ meeting where the Fund has not received notice of the matters. To be timely, a stockholder’s notice shall set forth all information required under the Bylaws and shall be delivered to the secretary at the principal executive office of the Fund not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made.
The Board has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund’s stockholders generally.
Reference is made to the Charter and Bylaws of the Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objective.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR
State Street Bank and Trust, located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as the Custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian receives a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.
Computershare, located at 150 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s dividend disbursing agent, as agent under the Fund’s Plan and Voluntary Cash Purchase Plan and as transfer agent and registrar with respect to the common shares of the Fund.
LEGAL MATTERS
Certain legal matters will be passed on by Simpson Thacher & Bartlett LLP, 855 Boylston Street, 9
th
Floor, Boston, Massachusetts 02116 and Venable LLP, 750 East Pratt Street, Baltimore, Maryland, 21202, in connection with the offering of the securities.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP serves as the independent registered public accounting firm of the Fund and audits the financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns. PricewaterhouseCoopers LLP is located at 300 Madison Avenue, New York, New York 10017.

AVAILABLE INFORMATION
The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.
The common shares are listed on the NYSE under the symbol “UTF.” Reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund will be available for inspection at the NYSE, 11 Wall Street, New York, New York, 10005.
This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).
INCORPORATION BY REFERENCE
This Prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this Prospectus the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, including any filings on or after the date of this Prospectus from the date of filing (excluding any information furnished, rather than filed), until we have sold all of the offered securities to which this Prospectus and any accompanying Prospectus Supplement relates or the offering is otherwise terminated. The information incorporated by reference is an important part of this Prospectus. Any statement in a document incorporated by reference into this Prospectus will be deemed to be automatically modified or superseded to the extent a statement contained in (1) this Prospectus or (2) any other subsequently filed document that is incorporated by reference into this Prospectus modifies or supersedes such statement. The documents incorporated by reference herein include:

•	our semi-annual report on Form N-CSRS for the period ended June 30, 2025, which includes the Financial Highlights for the six months ended June 30, 2025, filed with the SEC on September 5, 2025;

•
our annual report on Form
N-CSR
for the fiscal year ended December 31, 2024, which includes the Financial Highlights for years ended 2024, 2023, 2022, 2021, and 2020, filed with the SEC on March 7, 2025;

•	our definitive proxy statement on Schedule 14A for our 2025 annual meeting of stockholders, filed with the SEC on March 5, 2025;

•	the Financial Highlights for years ended 2019, 2018, 2017, 2016, and 2015, in our annual report on Form N-CSR for the fiscal year ended December 31, 2019, filed with the SEC on March 6, 2020;

•
the description of our common shares contained in our Registration Statement on Form
8-A
(File
No. 001-32020)
filed with the SEC on March 4, 2004, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby.

To obtain copies of these filings, see “Available Information” in this Prospectus. We will also provide without charge to each person, including any beneficial owner, to whom this Prospectus is delivered, upon written or oral request, a copy of any and all of the documents that have been or may be incorporated by reference in this Prospectus or any accompanying Prospectus Supplement. You should direct requests for documents by writing to the Fund at 1166Avenue of the Americas, New York, New York 10036.
This Prospectus is also available on our website at
www.cohenandsteers.com
. Information contained on our website is not incorporated by reference into this Prospectus or any accompanying Prospectus Supplement and should not be considered to be part of this Prospectus or any accompanying Prospectus Supplement.
PRIVACY PRINCIPLES OF THE FUND
The Fund is committed to maintaining the privacy of Common Stockholders and to safeguarding their non-public
personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any
non-public
personal information relating to Common Stockholders, although certain non-public
personal information of its stockholders may become available to the Fund. The Fund does not disclose any non-public
personal information about its Common Stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).
The Fund restricts access to
non-public
personal information about its Common Stockholders to employees of the Fund, the Investment Manager, and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public
personal information of its Common Stockholders.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Certain statements in this Prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Principal Risks of the Fund” and elsewhere in this Prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
An SAI dated as of September 10, 2025, has been filed with the SEC and is incorporated by reference in this Prospectus. You may obtain free of charge a copy of the SAI by visiting our website at www.cohenandsteers.com/fund-literature, by calling
800-330-7348,
or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov). The Table of Contents of the SAI is as follows:

CORPORATE BOND RATINGS
MOODY’S INVESTORS SERVICE, INC.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
S&P GLOBAL RATINGS

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

A-1

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid
capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

A-2

$640,000,000
Cohen & Steers
Infrastructure Fund, Inc.
Common Stock
Subscription Rights to Purchase Common Stock

PROSPECTUS

September 10, 2025

COHEN & STEERS

INFRASTRUCTURE FUND, INC.

1166 Avenue of the Americas

New York, New York 10036

(212) 832-3232

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectus of Cohen & Steers Infrastructure Fund, Inc., dated September 10, 2025, as supplemented from time to time (the “Prospectus”).

This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Statement of Additional Information and Prospectus may be obtained free of charge by writing or calling the address or phone number shown above.

This Statement of Additional Information is dated September 10, 2025

STATEMENT OF ADDITIONAL INFORMATION

Cohen & Steers Infrastructure Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company incorporated as a Maryland corporation on January 8, 2004. Much of the information contained in this Statement of Additional Information (“SAI”) expands on subjects discussed in the Prospectus. Defined terms used herein have the same meanings as in the Prospectus. No investment in the shares of the Fund should be made without first reading the Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

The following descriptions supplement the descriptions of the principal investment objective, policies, strategies and risks as set forth in the Prospectus. Unless otherwise indicated in the prospectus or this SAI, the Fund’s investment objective and investment policies are considered non-fundamental and may be changed by the Fund’s Board of Directors (the “Board”) without stockholder approval. However, the Fund’s investment objective and its policy of investing at least 80% of its Managed Assets the Fund in securities issued by infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications companies and other infrastructure companies may only be changed upon 60 days’ prior written notice to the Fund’s stockholders.

FOREIGN (NON-U.S.) SECURITIES

The Fund may invest in foreign (non-U.S.) securities as described in its Prospectus. Investing in securities issued by foreign companies involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding or other taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and subject to less governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations which could extend settlement periods.

Investments in foreign securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities in which the Fund invests or in which the issuers are located. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;

•	confiscatory taxation;

•	difficulty in obtaining or enforcing a court judgment;

•	economic, political or social instability; and

•	diplomatic developments that could affect investments in those countries.

The Fund may invest in sponsored and unsponsored ADRs, GDRs and similar depositary receipts. ADRs, typically issued by a financial institution (a depositary), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. GDRs are receipts issued outside the United States, typically by non-United

1

States banks and trust companies, that evidence ownership of either foreign or domestic securities. Generally, GDRs, in bearer form, are designated for use outside the United States. Ownership of ADRs and GDRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including increased market liquidity, currency, political, information and other risks. Income and gains earned by the Fund in respect of foreign securities may be subject to foreign withholding and other taxes, which will reduce the Fund’s return on such securities.

PREFERRED SECURITIES

There are two basic types of preferred securities. The first, sometimes referred to herein as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. Preferred stocks are considered equity securities. The second basic type is referred to herein as hybrid-preferred securities.

Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and in the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on certain preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. The Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Floating-rate and fixed-to-floating-rate preferred securities may be traditional preferred or hybrid-preferred securities. Floating-rate preferred securities provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the short-term interest rate. Because of the interest rate reset feature, floating-rate securities provide the Fund with a certain degree of protection against rising interest rates, although the interest rates of floating-rate securities will participate in any declines in interest rates as well. Similarly, a fixed-to-floating-rate security may be less price-sensitive to rising interest rates (or yields), because it has a rate of payment that is fixed for a certain period (typically five, ten or thirty years when first issued), after which period a floating-rate of payment applies. The Fund may invest significantly in both floating-rate and fixed-to-floating-rate preferred securities.

Corporate stockholders of a regulated investment company (“RIC”) such as the Fund generally are permitted to claim the dividends received deduction (“DRD”) with respect to that portion of their distributions from the RIC attributable to amounts received by the RIC that qualify for the DRD, provided such amounts are properly reported by the RIC and certain holding period requirements are met at both the RIC and stockholder level. However, not all traditional preferred securities pay dividends that are eligible for the DRD.

Non-corporate stockholders of a RIC such as the Fund generally may be eligible to treat as qualified dividend income (“QDI”) that portion of their distributions from the RIC attributable to QDI received and reported as such by

2

the RIC, provided certain holding period requirements are met at both the RIC and stockholder level. However, not all traditional preferred securities will provide significant benefits under the rules relating to QDI. For more information regarding QDI and the DRD, see “Taxation” below.

Hybrid-Preferred Securities. Hybrid-preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, as described below, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed- and adjustable-coupon rate securities that are either perpetual in nature or have stated maturity dates.

Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for 18 months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity because of their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, trust originated preferred securities; monthly income preferred securities; quarterly income bond securities; quarterly income debt securities; quarterly income preferred securities; corporate trust securities; public income notes; and other hybrid-preferred securities.

Hybrid-preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not direct obligations of the operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct the interest paid on the debt held by the trust or special purpose entity for tax purposes. For U.S. federal income tax purposes, holders of the trust preferred securities generally are treated as owning beneficial interests in the underlying debt of the operating company held by the trust or special purpose entity, and payments on the hybrid-preferred securities are treated as interest rather than dividends. As such, payments on the hybrid-preferred securities are not eligible for the DRD or the reduced rates of tax that may apply to QDI. The trust or special purpose entity would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s holders of common shares (“Common Stockholders”), but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid-preferred securities, these debt instruments usually do not offer equity capital treatment. Corporate trust securities (CORTS®) and public income notes (PINES®) are two examples of senior debt instruments which are structured and trade as hybrid-preferred securities.

The Fund may invest in other types of preferred securities, including preferred securities that are not currently in use and which may or may not be illiquid. The Fund may also engage in derivatives transactions that are intended to

3

provide economic exposure similar to investments in preferred securities. The Fund may invest in preferred securities denominated in U.S. or foreign (non-U.S.) currencies.

DEBT SECURITIES

In addition to investing in preferred securities, the Fund may invest in fixed- and floating-rate corporate debt securities. Other debt securities in which the Fund may invest include investments in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. Government or its agencies or instrumentalities, mortgage-backed and asset-backed securities, collateralized mortgage obligations and municipal securities. Debt securities may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors.

Corporate Debt Obligations. The Fund may invest in investment grade or below investment grade U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of the Fund, the Investment Manager may consider (i) general economic and financial conditions; (ii) the specific issuer’s (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer’s country, and (iii) other considerations deemed appropriate.

U.S. Government Obligations. The Fund may invest in U.S. Government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity.

Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the right of the issuer to borrow from the U.S. Treasury. Other obligations of certain agencies and instrumentalities of the U.S. Government are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund might not be able to recover their investment from the U.S. Government.

Mortgage-Backed and Asset-Backed Securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed either by the U.S. Government, its agencies and instrumentalities or issued by non-government entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies, as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not guaranteed.

Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

If the Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the

4

mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received.

When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return.

Collateralized Mortgage Obligations (“CMOs”). The Fund may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. A CMO is a type of mortgage-backed security that creates separate classes with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually.

CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. Government, and their income streams. CMOs are structured into multiple classes, each bearing a different stated maturity date. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, an issuer issues multiple series (e.g., Series A, B, C and Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Municipal Securities. The Fund may invest in “Municipal Securities,” which includes debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from U.S. federal income tax. The Fund does not anticipate meeting the requirements under the Internal Revenue Code of 1986, as amended (the “Code”) to pass through income from municipal securities as tax free to the Fund’s stockholders.

The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments which usually mature in less than two years. Most notes are general obligations of the

5

issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications.

Senior Secured Floating Rate Loans. The Fund may invest in senior secured floating-rate loans (“Senior Loans”). Senior Loans generally are made to corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. Senior Loans, which typically hold the most senior position in a Borrower’s capital structure, pay interest at rates that are re-determined periodically on the basis of a floating base lending rate, plus a premium. This floating-rate feature should help to minimize changes in the principal value of the Senior Loans resulting from interest rate changes. The Fund may invest in Senior Loans that are below investment grade quality and are speculative investments that are subject to credit risk.

Senior Loans in which the Fund may invest may not be rated by a nationally recognized statistical rating organization (“NRSRO”), will not be registered with the SEC or any state securities commission and generally will not be listed on any national securities exchange. Therefore, the amount of public information available about Senior Loans will be limited, and the performance of the Fund’s investments in Senior Loans will be more dependent on the analytical abilities of the Investment Manager than would be the case for investments in more widely rated, registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Investment Manager may consider, and may rely in part, on analyses performed by others. Moreover, certain Senior Loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.

Bank Instruments. The Fund may invest in certificates of deposits, time deposits, and bankers’ acceptances from U.S. or foreign banks, including certificates of deposit (e.g., Eurodollar CDs) and time deposits (e.g., Eurodollar time deposits) of foreign branches of domestic banks. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

Inflation-Linked Fixed-Income Securities. The Fund may invest in inflation-linked fixed-income securities. Inflation-linked fixed-income securities are securities which have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. The market for TIPS may be less developed or liquid, and more volatile, than certain other securities markets. There can be no assurance that the inflation index used in these securities (i.e., the Consumer Price Index) will accurately measure the real rate of inflation. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal.

Such bonds may also be issued by or related to sovereign governments of developed countries, by countries deemed to be emerging markets, and inflation-linked bonds issued by or related to companies or other entities not affiliated with governments. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, in which prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

The Fund’s investments in inflation-linked debt securities can cause the Fund to accrue income for tax purposes without a corresponding receipt of cash, which, because no cash is received at the time of accrual, may require the Fund to sell assets (including when not advantageous to do so) to satisfy the Fund’s distribution requirements (see “Taxation” below).

CREDIT RATINGS AND UNRATED SECURITIES

NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Appendix B describes the various ratings assigned to debt obligations by S&P, Moody’s and Fitch. Ratings assigned by an NRSRO are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. NRSROs may fail to make timely changes in credit ratings and an issuer’s current financial

6

condition may be better or worse than a rating indicates. NRSROs may be paid by the companies whose securities they analyze and grade. To the extent that the issuer of a security pays an NRSRO for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Investment Manager does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a debt security may change over time. S&P, Moody’s and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, securities held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.

The Fund may invest a significant portion of its assets in unrated securities (securities which are not rated by an NRSRO) if the Investment Manager determines that the securities are of comparable quality to rated securities that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Investment Manager may not accurately evaluate the security’s comparative credit rating. Because the Fund may invest in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Investment Manager’s analysis than if the Fund invested exclusively in higher-quality and rated securities. The Investment Manager will attempt to reduce the risks of investing in lower rated or unrated debt instruments through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets. In determining whether to retain or sell such a security, the Investment Manager may consider such factors as Investment Manager’s assessment of the credit quality of the issuers of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other NRSROs.

SHORT-TERM FIXED INCOME SECURITIES

For temporary defensive purposes or to keep cash on hand fully invested, and following the offering of the common shares pending investment in securities that meet the Fund’s investment objective, the Fund may invest up to 100% of its total assets in cash, cash equivalents, government securities and short-term fixed income securities. Short-term fixed income investments are defined to include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase

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agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time.

The Investment Manager will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will typically be limited to commercial paper rated in the two highest categories at the time of purchase by a major NRSRO or are unrated but determined to be of comparable quality by the Investment Manager and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

CANADIAN ROYALTY TRUSTS

A Canadian royalty trust is a trust whose securities are listed on a Canadian stock exchange and which controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. These trusts generally pay out to unitholders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on a Canadian royalty trust’s units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. As a result of distributing the bulk of their cash flow to unitholders, the ability of a Canadian royalty trust to finance internal growth through exploration is limited. Therefore, Canadian royalty trusts typically grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. The royalty trusts in which the Fund may invest are heavily invested in oil and gas and are not diversified. Potential growth may be sacrificed because revenue is passed on to a royalty trust’s unit holders (such as the Fund), rather than reinvested in the business. Royalty trusts generally do not guarantee minimum distributions or even return of capital. If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions. An investment in a Canadian royalty trust also could be affected by changes in the Canadian tax treatment of royalty trusts.

DERIVATIVE INSTRUMENTS

The Fund may, but is not required to, use derivative instruments to seek to generate return, facilitate portfolio management and mitigate risks. The Fund may also enter into derivatives transactions, including, among others, interest rate and other swap transactions, and other transactions to manage the Fund’s duration. In an interest rate swap, the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the preferred shares it has issued or any variable rate borrowing it has incurred. The payment obligation would be based on the notional amount of the swap. In an interest rate cap, the Fund pays a premium to the counterparty to the interest rate swap, and to the extent that a specified variable rate index exceeds a predetermined fixed rate, receives from the counterparty payments of the difference based on the notional amount of such cap.

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The Fund may enter into derivatives transactions, including, among others, interest rate and other swap transactions, denominated in or that provide exposure to foreign currencies for hedging, duration management or portfolio management purposes. The Fund may also enter into forward currency contracts to hedge all or a portion of the Fund’s foreign currency exposure in the event the Fund borrows or holds securities denominated in, or has exposure to, foreign (non-U.S.) currencies.

The Fund may also enter into exchange-listed and OTC put and call options on securities (including securities of investment companies and baskets of securities), indexes, and other financial instruments; purchase and sell financial futures contracts and options thereon; various interest rate transactions, such as swaps, caps, floors or collars or credit transactions; equity index, total return and credit default swaps; forward contracts; and structured investments. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Fund also may purchase and sell derivative instruments that combine features of these instruments. The Fund may invest in other types of derivatives, structured and similar instruments that are not currently available but that may be developed in the future.

Derivatives transactions can be highly volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of derivatives transactions the Fund could lose the entire amount of its investment; in other types of derivatives transactions the potential loss is theoretically unlimited.

The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives transactions. The Fund could experience losses if it were unable to liquidate a derivative position because of an illiquid secondary market. Successful use of derivatives transactions also is subject to the ability of the Investment Manager to correctly predict movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives. Derivatives transactions entered into to seek to manage the risks of the Fund’s portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. The use of derivatives transactions may result in losses greater than if they had not been used (and a loss on a derivatives transaction may be larger than the gain in a portfolio position being hedged), may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Amounts paid by the Fund as premiums and cash or other assets held as collateral with respect to derivatives transactions may not otherwise be available to the Fund for investment purposes.

The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, political developments, government intervention or failure to intervene, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

The Fund will be subject to credit risk with respect to the counterparties to certain derivatives transactions entered into by the Fund. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. However, many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day and once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit or trading may be suspended. There also is no assurance that sufficient trading interest to create a liquid secondary market on an exchange will exist at any particular time and no such secondary market may exist or may cease to exist. Each party to an OTC derivative bears the risk that the counterparty will default. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract, particularly if the counterparty becomes

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subject to a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Derivatives transactions are also subject to regulatory risk. U.S. regulators, the European Union (“EU”), the United Kingdom (“UK”) and certain other jurisdictions have adopted and continue to implement legislative and regulatory reforms that have resulted in enhanced regulation of the derivatives markets, including clearing, margin, capital, reporting and risk management requirements. For example, such rules require certain derivatives transactions, including certain interest rate swaps and certain index credit default swaps, to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund. In addition, global regulators have adopted mandatory minimum margin requirements for uncleared derivatives, which impose minimum margin requirements on derivatives transactions between the Fund and its derivative counterparties and may increase the amount of a margin the Fund is required to provide (and the costs associated with providing it). These rules also impose regulatory requirements on the types of collateral that may be provided and the timing of transferring margin, among other things. These regulations as well as any other new regulations may have a material impact on the Fund’s use of uncleared derivatives.

Under Rule 18f-4, the Fund is required to, among other things, limit its use of derivatives to maintain its status as a “limited derivatives user.” If the Fund were not able to maintain such status, it would be required to apply a value-at-risk based limit to its use of derivative instruments and financing transactions, comply with other requirements, and adopt and implement a derivatives risk management program.

Some types of cleared derivatives are required to be (or are capable of being) executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While trading on a swap execution facility can increase transparency and liquidity in the cleared derivatives market, it can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

Regulatory requirements may also limit the ability of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the U.S., the EU, the UK and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the EU and the UK, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”). In addition, regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity.

Since 2021, the SEC has proposed and, in some cases, finalized several new rules related to derivatives. For example, the SEC has proposed new rules requiring the reporting and public disclosure of certain positions in security-based swaps, including credit default swaps, equity total return swaps and related positions. The SEC has also finalized new rules restricting activities that could be considered to be manipulative in connection with security-based swaps. In addition, the SEC has finalized new rules requiring the central clearing of certain cash and repurchase transactions involving U.S. Treasuries as well as the reporting of certain equity short sales and related activity and certain securities loan transaction information. These and other proposed new rules, whether assessed on an individual or collective basis, could fundamentally change the current regulatory framework for relevant markets

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and market participants, including having a material impact on activities of advisers and their funds. While it is currently difficult to predict the full impact of these new rules, these rules could make it more difficult for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s performance.

Legislative and regulatory measures may reduce the availability of some types of derivative instruments, may increase the cost of trading in or maintaining other instruments or positions, may impact credit and counterparty risks, and may cause uncertainty in the markets for a variety of derivative instruments, any or all of which could adversely affect the value or performance of the Fund. While legislative and regulatory measures may provide protections for some market participants, they are evolving and still being implemented and their full impact on derivatives market activities cannot be reliably predicted.

The Fund will be subject to credit risk with respect to the counterparties to certain derivatives transactions entered into by the Fund. Derivatives may be purchased and cleared on established exchanges and clearinghouses or, as described herein, through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. However, many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day and once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit or trading may be suspended. There also is no assurance that sufficient trading interest to create a liquid secondary market on an exchange will exist at any particular time and no such secondary market may exist or may cease to exist.

In a transaction that is centrally cleared (whether traded on an exchange or otherwise), the Fund’s counterparty is a clearinghouse so the Fund is subject to the credit risk of the clearinghouse and the member of the clearinghouse (the “clearing member”) through which it holds its position. Credit risk of market participants with respect to such derivatives is concentrated in a few clearinghouses, and it is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the insolvency of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. In addition, if a clearing member does not comply with applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Each party to a derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Additionally, participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and, therefore, OTC derivatives generally expose the Fund to greater counterparty risk than exchange-traded derivatives. If a counterparty becomes insolvent or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Among other trading agreements, the Fund is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern OTC derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to events of default and termination events. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations. On the other hand, the bankruptcy or insolvency of the counterparty may allow the Fund to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty, and the relevant ISDA Agreement may permit the non-defaulting party to calculate a single net payment to close out applicable

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transactions. However, there is no guarantee that the terms of an ISDA Agreement will be enforceable, including, for example, when bankruptcy or insolvency laws (such as those described above) impose restrictions on or prohibitions against the right of offset obligations. Additionally, the netting and close out provisions of an ISDA Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. OTC derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies, or errors in the documentation relating to a derivative transaction lead to a dispute with the counterparty or unintended investment results.

The Commodity Futures Trading Commission (“CFTC”), certain foreign regulators, and many futures exchanges have established (and continue to evaluate and revise) limits (“position limits”) on the maximum net long or net short positions which any person, or group of persons acting in concert, may hold or control in particular futures and options on futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to future contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with position limits, unless an exemption applies. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the Investment Manager and its affiliates may be aggregated for this purpose. Therefore, the trading decisions of the Investment Manager may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s investment strategy. The Fund may also be affected by other regimes, including those of the EU and UK, and trading venues that impose position limits on commodity derivative contracts.

The Investment Manager is registered with the CFTC as a commodity pool operator (“CPO”), however, with respect to the Fund, the Investment Manager has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”). Accordingly, the Investment Manager (with respect to the Fund) is not subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, the Fund must limit its exposure to certain financial instruments regulated under the CEA, including futures and options on futures and certain swaps transactions (“commodity interests”). In the event that the Fund’s exposure to commodity interests is not within these limitations, the Investment Manager may be required to register as a CPO with respect to the Fund. The Investment Manager’s eligibility to claim the exclusion with respect to the Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. The Fund’s ability to invest in commodity interests is limited by the Investment Manager’s intention to operate the Fund in a manner that would permit the Investment Manager to continue to claim exclusion, which may restrict the Fund’s ability to pursue its investment objectives and strategies, increase the costs of implementing its strategies, result in higher expenses for it, and/or adversely affect the Fund’s total return. In the event the Investment Manager becomes unable to rely on the exclusion and is required to register with the CFTC as a commodity pool operator with respect to the Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return and the commodity pool operators of any shareholders that are pooled investment vehicles may be unable to rely on certain commodity pool operator registration exemptions.

Additionally, the Fund’s intention to qualify as a RIC under the Code will potentially limit the extent to which the Fund can engage in certain derivatives transactions.

FOREIGN CURRENCY AND CURRENCY HEDGING TRANSACTIONS

In order to hedge against foreign currency exchange rate risks from adverse changes in the relationship between the U.S. dollar and foreign currencies (including to hedge against anticipated future changes which otherwise might adversely affect the prices of securities that the Fund intends to purchase at a later date), the Fund may enter into forward foreign currency exchange contracts (forward contracts), foreign currency futures contracts (foreign currency futures) and foreign currency swap agreements (foreign currency swaps), as well as purchase put or call options on foreign currencies, as described below. The Fund also may enter into options on currency futures contracts and is not limited to entering into currency transactions for hedging purposes. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

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A forward currency contract is an obligation to purchase or sell a specific currency for an agreed price on a future date that is individually negotiated and privately traded by currency traders and their customers. A foreign currency future is an exchange-traded contract for the purchase or sale of a specified foreign currency at a specified price at a future date. A foreign currency swap is an agreement between two parties to exchange principal and interest payments on a notional amount in one currency for principal and interest payments on a notional amount in another currency. The Fund may enter into a foreign currency forward contract, foreign currency futures contract or foreign currency swap, or purchase a currency option, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio holding, in order to “lock in” the U.S. dollar value of the security or payment. In addition, the Fund may enter into a foreign currency forward contract, futures contract or swap or purchase a currency option in respect of a currency that acts as a proxy for a currency in which the Fund’s portfolio holdings or anticipated holdings are denominated. This second investment practice is generally referred to as “cross-hedging.” Because in connection with the Fund’s foreign currency transactions an amount of that Fund’s assets equal to the amount of that Fund’s current commitment will be segregated to be used to pay for the commitment, the Fund expects to have cash or other liquid assets available that are sufficient to cover any commitments under these transactions. The segregated assets will be marked-to-market on a daily basis.

The Fund may enter into a forward contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

The Fund may enter into exchange-traded foreign currency futures for the purchase or sale for future delivery of foreign currencies. U.S. exchange-traded futures are regulated by the CFTC. This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund’s portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Fund may purchase and sell financial futures contracts and options on such contracts. A financial futures contract is an agreement to buy or sell a specific security or financial instrument at a particular price on a stipulated future date. Although some financial futures contracts call for making or taking delivery of the underlying securities or instruments, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation may be accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index on a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. In addition, the Fund may enter into foreign currency futures contracts as described under “Foreign Currency and Currency Hedging Transactions.”

At the time the Fund purchases or sells a futures contract, it will designate on its records cash or liquid portfolio securities it believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under the contract. Depending on the nature of the transaction, the amounts that are designated may be based on the notional value of the futures contract or on the daily mark-to-market obligation under the futures contract and may be reduced by amounts on deposit with the broker. Alternatively, the Fund may “cover” its position by owning an offsetting position.

The Fund may use financial futures contracts and related options for hedging and non-hedging purposes, for example to enhance total return or provide market exposure pending the investment of cash balances. The Fund may lose the expected benefit of transactions in financial contracts if currency exchange rates or securities prices change

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in an unanticipated manner. Such unanticipated changes in currency exchange rates or securities prices may also result in poorer overall performance than if the Fund had not entered into any futures transactions.

When purchasing stocks or bonds, the buyer acquires ownership in the security, however purchasers of futures contracts are not entitled to ownership of the underlying asset until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying asset to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration.

The futures clearinghouse marks every futures contract to market at the end of each trading day, to ensure that the outstanding futures obligations are limited to the mark-to-market change in price from one day for any given futures contract. This process of marking-to-market is designed to prevent losses from accumulating in any futures account. Therefore, if the Fund’s futures positions have declined in value, the Fund may be required to post additional margin to cover this decline. Alternatively, if the Fund’s futures positions have increased in value, this increase will be credited to the Fund’s account. Futures contracts, when entered into directly by the Fund on a qualified board or exchange, as defined in the Code, are taxed on the “marked-to-market” basis applicable to section 1256 contracts.

Futures contracts also are subject to the following risks:

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Price Limits. Some futures exchanges impose on each futures contract traded on that exchange a maximum permissible price movement for each trading session. If the maximum permissible price movement is achieved on any trading day, no more trades may be executed above (or below, if the price has moved downward) that limit. If the Fund wishes to execute a trade outside the daily permissible price movement, it would be prevented from doing so by exchange rules, and would have to wait for another trading session to execute its transaction.

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Price Volatility. Despite the daily price limits on various futures exchanges, the price volatility of futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund invests in futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility.

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Margin. In connection with futures contracts and options on futures contracts, the Fund typically posts margin directly to a futures commission merchant (“FCM”), who is expected typically to re-hypothecate the margin to an exchange or clearinghouse. Prior to re-hypothecation, such margin may be held by the FCM in commingled accounts with margin from other clients of the FCM, but must be segregated from the FCM’s proprietary funds. The margin maintained by the FCM is not subject to the same regulatory protections provided by bank custody arrangements. If margin is posted to the FCM and re-hypothecated, neither the Fund nor the FCM to whom the margin was posted will have custody of the margin. If margin posted by the Fund is not maintained with the Fund’s custodian, the Fund is fully exposed to the fraud and unsecured credit risk of the FCM to whom the margin is posted.

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Credit Risk. To the extent the Fund engages in futures transactions, it will be exposed to the credit risk of the central clearinghouse on which the futures contract is cleared and to the credit/counterparty risk of its FCM. If the Fund’s FCM becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, even if the clearinghouse fully discharges all of its obligations. The CEA requires an FCM to segregate all funds received from its customers with respect to regulated futures transactions from such FCM’s proprietary funds. If an FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of an FCM. Furthermore, in the event of an FCM’s bankruptcy, the Fund may under certain circumstances be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even if certain property held by an FCM is specifically traceable to the Fund. It is possible that the Fund would be unable to recover from the FCM’s estate the full amount of its funds on deposit with such FCM and owing to the Fund. Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. In addition, in the event of the bankruptcy or insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its FCM as margin with the clearing house, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who is a member of such clearing house.

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Position Limits. Speculative position limits prescribe the maximum net long or short futures contract and options positions which any person or group may hold or control in particular futures contracts. Most futures contracts and options on futures contracts traded on exchanges located in the United States are subject to speculative position limits established either by the CFTC or the relevant exchange. In addition, the CFTC recently finalized a rule which, once effective, will materially expand the scope of contracts subject to federal limits to include additional futures and options and certain swaps. Such regulations may adversely affect the Investment Manager’s ability to maintain positions in certain futures contracts and related options and swaps for the Fund. Generally, no speculative position limits are in effect with respect to the trading of spot currency and forward contracts.

All trading accounts owned or managed by the Investment Manager will be combined for the purposes of speculative position limits. With respect to trading in futures subject to such limits, the Investment Manager may reduce the size of the positions that would otherwise be taken in such futures and not trade certain futures to avoid exceeding such limits. Such modification, if required, could adversely affect the operations and profitability of the Fund. In addition, the inability of the Investment Manager to make intended trades or transactions on behalf of the Fund may cause the Fund to miss attractive investment opportunities.

SHORT SALES

The Fund may enter into short sales. The Fund must designate collateral consisting of cash or liquid portfolio securities with a value equal to the current market value of the shorted securities, which is marked-to-market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as short sales against the box), the above requirements are not applicable.

SWAP TRANSACTIONS

The Fund may, but is not required to, use, without limit, various swap transactions described in this SAI and in the Fund’s Prospectus to seek to generate return, facilitate portfolio management and mitigate risks. Although the Investment Manager may seek to use derivatives transactions to further the Fund’s investment objective(s), no assurance can be given that they will achieve this result.

Swap agreements are two party over-the-counter contracts entered into primarily by institutional investors that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally

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calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of credit default swaps or securities representing a particular index. The “notional amount” of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Some types of swap transactions are required to be centrally cleared. See “Cleared Derivatives”.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. Caps and floors have an effect similar to buying or writing options.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a “net basis.” Thus, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.

Specific swap agreements that the Fund may enter into include, but are not limited to, foreign currency swaps (discussed above under “Foreign Currency Transactions and Currency Hedging Transactions”); index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; and total return swaps (including equity swaps).

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An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate. In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

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Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront payment or a periodic stream of payments over the term of the contract. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller will be required to deliver net cash amount generally representing the difference between the market value of the reference obligation and the par value of the reference obligation, if the swap is cash settled.

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In a total return or “equity” swap agreement, one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The underlying reference asset of a total return swap may include an individual security, an equity index, loans or bonds.

ILLIQUID SECURITIES

The Fund may invest in investments that may be illiquid (i.e., securities that are not readily marketable). For the Fund, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

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In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act of resales of certain securities to qualified institutional buyers, which generally creates a more liquid market for securities eligible for resale under Rule 144A than other types of restricted securities.

The Board has delegated to the Investment Manager the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained general oversight and ultimate responsibility for such determinations. The Board and/or the Investment Manager will consider factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors.

CASH RESERVES

The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will generally be invested in money market instruments. If the Investment Manager has difficulty finding an adequate number of undervalued equity securities, all or any portion of the Fund’s assets may also be invested temporarily in money market instruments. For temporary defensive purposes or to keep cash on hand fully invested, and following the offering of the common shares pending investment in securities that meet the Fund’s investment objective, the Fund may invest up to 100% of its total assets in cash, cash equivalents, government securities and short-term fixed-income securities.

Money market instruments in which the Fund may invest its cash reserves will generally consist of high quality short-term debt securities, including, without limitation, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements relating to such obligations and commercial paper.

Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated by any NRSRO, such as Moody’s or S&P, certificates of deposit, bankers’ acceptances issued by domestic banks having total assets in excess of one billion dollars and money market mutual funds.

In entering into a repurchase agreement for the Fund, the Investment Manager will evaluate and monitor the creditworthiness of the counterparty. In the event that a counterparty should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

SECURITIES LENDING

The Fund may lend portfolio securities to broker/dealers or other institutions. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with

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respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

New regulations require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements in the event the counterparty or its affiliate becomes subject to a resolution or insolvency proceeding.

OTHER INVESTMENT COMPANIES

The Fund may invest in other investment companies, including shares of open-end, management investment companies (commonly called mutual funds), closed-end funds and ETFs. The Fund also may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive opportunities in the market. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management and other fees and expenses with respect to assets so invested. Common Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in the Prospectus in the sections entitled “Use of Leverage” and “Use of Leverage—Leverage Risk,” the NAV and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager.

The Fund’s investments in other investment companies may be limited by provisions of the 1940 Act that restrict the aggregate amount the Fund (and in some cases, its affiliated persons) can invest in any one investment company or any series thereof.

ETFs are open-end investment companies whose shares are listed for trading on a national securities exchange or the Nasdaq National Market System. Some ETF shares provide investment results that are intended to correspond to the price and yield performance of the component securities of a securities index, while others are actively managed. ETFs are subject to a number of risks, generally corresponding to the risks of the securities in which they invest. Individual shares of an ETF are generally not redeemable at their NAV, but trade on an exchange during the day at prices that are normally close to, but not the same as, their NAV. ETF shares may trade at a discount or premium to their NAV. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their NAVs.

PORTFOLIO TRADING AND TURNOVER RATE

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objective. There are no limits on portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund that, when distributed to Common Stockholders, would be taxable to such stockholders as ordinary income.

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INVESTMENT RESTRICTIONS

The investment objective and the general investment policies and investment techniques of the Fund are described in the Prospectus.

Fundamental Investment Restrictions

The Fund has adopted certain investment limitations limiting the following activities except as specifically authorized. Under these limitations, the Fund may not:

1.

Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

2.	Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

3.

Purchase or sell real estate, mortgages on real estate or commodities, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts (“REITs”), and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

4.	Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and such similar instruments;

5.

Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through repurchase agreements, and by the purchase of debt securities;

6.	Invest more than 25% of its Managed Assets in securities of issuers in any one industry, except for securities in infrastructure companies;

7.

Pledge, mortgage or hypothecate its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes.

The investment restrictions above have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a “majority of the outstanding” voting securities of the Fund.

Non-Fundamental Investment Restrictions

Non-fundamental policies may be changed by the Fund’s Board without stockholder approval. Currently, the Fund may not:

1.	Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities.

2.

Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, or any exemption granted under the 1940 Act and the rules thereunder, and (b) through the acquisition of securities of any investment company as part of a merger, consolidation or similar transaction.

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The investment restrictions above have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a “majority of the outstanding” common shares and Preferred Shares voting together as a single class, and of the holders of a “majority of the outstanding” Preferred Shares voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after the issuance the value of the Fund’s total assets less liabilities other than borrowing is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund’s total assets less liabilities other than borrowing). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s total assets less liabilities other than borrowing is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. If the Fund has Preferred Shares outstanding, two of the Fund’s Directors will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of common shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, Preferred Stockholders would be entitled to elect a majority of the Directors of the Fund.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISORY AND ADMINISTRATIVE ARRANGEMENTS

Cohen & Steers Capital Management, Inc. is the investment manager of the Fund pursuant to an investment management agreement (the “Investment Management Agreement”). The Investment Manager was formed in 1986, and as of June 30, 2025 had $88.9 billion in assets under management. Its clients include pension plans, endowment funds and registered investment companies, including some of the largest open-end and closed-end real estate funds. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “CNS.”

Cohen & Steers Asia Limited (“CNS Asia”), with offices located at Unit 3301B, 33rd Floor, The Henderson, 2 Murray Road, Central, Hong Kong, is a wholly owned subsidiary of CNS and serves as a Subadvisor pursuant to an agreement with the Investment Manager (a “Subadvisory Agreement”). CNS Asia provides investment research and advisory services with respect to Asia Pacific real estate securities and provides trade order execution services for the Fund. CNS Asia is a registered investment advisor and was formed in 2005.

Cohen & Steers UK Limited (“CNS UK” and, together with CNS Asia, the “Subadvisors”), with offices located at the Burlian, 2nd Floor, 3 Dering Street, London W1S 1AA, United Kingdom, is a wholly owned subsidiary of CNS and serves as a Subadvisor pursuant to a Subadvisory Agreement. CNS UK provides investment research and advisory services to the Investment Manager in connection with managing the Fund’s investments in Europe and provides trade order execution services for the Fund. CNS UK is a registered investment advisor and was formed in 2006.

Under its Investment Management Agreement with the Fund, the Investment Manager furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board. The Investment Manager is responsible for the management of the Fund’s portfolio. The Investment Manager also performs certain administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of the Investment Manager.

For its services under the Investment Management Agreement, the Fund pays the Investment Manager a monthly investment management fee computed at the annual rate of 0.85% of the Fund’s Managed Assets. Because the investment advisory fees are based on a percentage of Managed Assets, which includes assets attributable to the Fund’s use of leverage, the Investment Manager may have a conflict of interest in the input it provides to the Board regarding whether to use or increase the Fund’s use of leverage. The Board bases its decision, with input from the Investment Manager, regarding whether and how much leverage to use for the Fund on its assessment of whether such use of leverage is in the best interests of the Fund, and the Board seeks to manage the Investment Manager’s potential conflict of interest by periodically reviewing the Fund’s performance and use of leverage.

In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, administration, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, listing expenses, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

Pursuant to the Investment Management Agreement, for the fiscal years ended December 31, 2022, 2023 and 2024, the Investment Manager earned $29,169,649, $26,787,681 and $27,492,914, respectively. A discussion regarding the basis for the Fund’s Board approval of the Investment Management Agreement with the Investment Manager is available in the Fund’s semi-annual report for the six months ended June 30, 2025.

The Investment Management Agreement terminates automatically on its assignment (as defined in the 1940 Act) and may be terminated without penalty on 60 days’ written notice by the Board, by a vote of a majority of the Fund’s shares or by the Investment Manager.

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Additionally, the Fund and the Investment Manager have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement with the Fund, the Investment Manager is responsible for providing administrative services and assisting the Fund with operational needs, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund. Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, 0.06% of the Fund’s Managed Assets. Pursuant to the Administration Agreement, for the fiscal years ended December 31, 2022, 2023 and 2024, the Investment Manager earned $2,059,034, $1,890,894 and $1,940,676, respectively.

In accordance with the Administration Agreement and with the approval of the Board, the Fund has entered into an agreement with State Street as co-administrator under a fund accounting and administration agreement (the “Co-Administration Agreement”). Under the Co-Administration Agreement, State Street has assumed responsibility for certain fund administration services.

Under the Co-Administration Agreement, the Fund pays State Street a monthly co-administration fee. The co-administration fee paid by the Fund to State Street is computed on the basis of the Managed Assets of the Fund at an annual rate equal to 0.0045% of the first $12.5 billion in Managed Assets, 0.0035% of the next $12.5 billion in Managed Assets, 0.0025% of the next $10 billion in Managed Assets, and 0.0015% of Managed Assets in excess of $35 billion, with a minimum fee of $42,000. The Fund also pays certain fixed amounts for additional services. The aggregate fee paid by the Fund and the other registered open-end, closed-end and exchange-traded funds advised by the Investment Manager to State Street is computed by calculating the effective rate for all the funds and multiplying the monthly average net assets of each respective fund in the complex by that effective rate. For those funds with preferred shares or borrowings outstanding, the monthly average net assets will be adjusted by the monthly average liquidation preference of the preferred shares. The Fund is then responsible for its pro rata amount of the aggregate administration fee. Pursuant to the Co-Administration Agreement, for the fiscal years ended December 31, 2022, 2023 and 2024, State Street earned $221,855, $235,129 and $302,169, respectively.

State Street also serves as the Fund’s custodian and Computershare has been retained to serve as the Fund’s transfer agent, dividend disbursing agent and registrar. See “Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar” in the Prospectus.

PRINCIPAL STOCKHOLDERS

To the knowledge of the Fund, no person owned of record or owned beneficially more than 5% of the Fund’s common stock outstanding as of August 30, 2025.

CODE OF ETHICS

The Fund, the Investment Manager and Subadvisors have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and with respect to the Investment Manager and Subadvisors, Rule 204A-1 under the Investment Advisers Act of 1940, as amended, addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Fund’s securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Fund, subject to certain prohibitions, which may include prohibitions on investing in certain types of securities, pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board and could result in severe penalties. The codes of ethics are available on the EDGAR Database on the SEC’s web site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

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PROXY VOTING

The Fund’s Board has delegated to the Investment Manager the responsibility for voting proxies on behalf of the Fund, and has determined that the Investment Manager will vote proxies with respect to those portfolio securities for which they have investment responsibility. The proxy voting procedures are incorporated herein by reference to the Fund’s most recently filed Form N-CSR. See “Incorporation By Reference” in the Prospectus. They are also on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The proxy voting procedures are also available on the EDGAR Database on the SEC’s internet site (http://www.sec.gov) and copies of the proxy voting procedures may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. Information regarding how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling 800-422-3554, or on the Registrant’s website at http://www.cohenandsteers.com, and (ii) on the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Investment Manager and each Subadvisor. Transactions on U.S. and, as applicable, non-U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges. Fixed-income securities are purchased and sold (including certain preferred securities) through principal transactions, meaning the securities are normally purchased on a net basis directly from the issuer or a primary market-maker acting as principal for the securities. The Fund generally does not pay a stated brokerage commission on these transactions, although the purchase price for such securities usually includes an undisclosed compensation. Purchases of securities from underwriters typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and asked prices). There is generally no stated commission in the case of equity securities traded in the OTC market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten or agency placed issues at prices that reflect underwriting or placement fees. The Investment Manager and each Subadvisor will only cause the Fund to engage in these transactions if they deem such participation to be in the best interests of the Fund. In certain circumstances, regulatory restrictions may prevent the Fund from purchasing securities in an offering in which an affiliate serves as placement agent of the issuer, and the Fund’s inability to participate could be deemed to be to the detriment of the Fund.

The Investment Manager and each Subadvisor has the responsibility of selecting brokers and dealers to execute portfolio transactions. In selecting a broker to execute each particular transaction, the Investment Manager and each Subadvisor generally will take the following into consideration (if and as relevant to the transaction): the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution and other services offered.

In transactions to buy and sell fixed-income securities, the selection of the broker-dealer is determined by the availability of the desired security and its offering price, as well as the broker-dealer’s general execution and operational and financial capabilities in the type of transaction involved. The Investment Manager and each Subadvisor will seek to obtain prompt execution of orders at the most favorable prices or yields and may consider other factors as appropriate.

In addition, the Investment Manager and each Subadvisor may receive research services from a broker in connection with initiating portfolio transactions for the Fund. Research services include pricing and market data services. The Investment Manager and each Subadvisor shall not be deemed to have acted unlawfully or to have breached any

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duty solely by reason of its having caused the Fund to pay a broker an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged solely for execution services for that transaction if the Investment Manager or, as applicable, a Subadvisor, as the case may be, determines in good faith that the commission was reasonable in relation to the value of the research service provided.

Research and investment information may be provided by brokers at no cost to the Investment Manager or a Subadvisor and is available for the benefit of other accounts advised by the Investment Manager, a Subadvisor and their affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Investment Manager’s or a Subadvisor expenses, it is not possible to estimate its value, and in the opinion of the Investment Manager or Subadvisor, it does not reduce the Investment Manager’s or a Subadvisor’s expenses in a determinable amount.

The extent to which the Investment Manager or a Subadvisor makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager or a Subadvisor in the allocation of brokerage business but there is no formula by which such business is allocated. The Investment Manager or a Subadvisor does so in accordance with its judgment of the best interests of the Fund. The Investment Manager or a Subadvisor may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees).

Pursuant to its internal procedures, the Investment Manager regularly evaluates the brokerage and research services provided by each broker-dealer that it uses.

Since the fiscal year ended December 31, 2022 through the fiscal year ended December 31, 2024 the Fund paid the following amounts in total brokerage commissions:

Fund	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2024
Cohen & Steers Infrastructure Fund, Inc.	$1,574,397	$1,669,132	$1,315,744

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DETERMINATION OF NET ASSET VALUE

The Fund will determine the NAV of its shares as of the close of trading of the NYSE (currently 4:00 p.m. New York time) no less frequently than the last business day of each week and at such other times as the Board may determine. The Fund intends to make its NAV available for publication weekly. NAV of the common shares is computed by dividing the value of all assets of the Fund (including accrued interest and dividends and current and deferred income tax assets), less all liabilities (including accrued expenses, distributions payable, any Borrowings, and liabilities under Reverse Repurchase Agreements) and less the liquidation preference of any outstanding Preferred Shares, by the total number of common shares outstanding. Any interest rate swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating NAV. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

For purposes of determining the NAV per share of the Fund, readily marketable portfolio securities principally traded on any exchange or similar regulated market reporting contemporaneous transaction prices are valued, except as indicated below, at the last sale price reflected on such principal market on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, the bid price may be used. Futures contracts traded on an exchange are valued at their settlement price at the close of trading on their primary exchange. Forward foreign currency contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. OTC interest rate swaps are valued utilizing quotes received from a third-party pricing service. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. OTC options are valued based upon prices provided by a third-party pricing service or counterparty. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Fund’s Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board.

Readily marketable securities traded in the OTC market, including listed securities or assets whose primary market is believed by the Investment Manager or a Subadvisor to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the Investment Manager, pursuant to delegation by the Board, to reflect the fair value of such securities. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, at the bid price. Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the Investment Manager, pursuant to a delegation by the Board, to reflect the fair market value of such securities. In addition, certain swap agreements may be valued on the basis of the prices of the underlying reference assets. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Securities or assets for which market prices are unavailable, or for which the Investment Manager determines that bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value pursuant to procedures approved by the Board. The policies and procedures approved by the Board delegate authority to make fair value determinations to the Investment Manager, subject to the oversight of the Board. The Investment Manager has established a valuation committee to administer, implement and oversee the fair valuation process according to

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the policies and procedures approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security or asset is suspended, the exchange on which the security or asset is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security or asset is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security or asset on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities or assets, information relating to the specific security or asset and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of the common shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing NAV.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets. Because the Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Fund does not price its shares, the value of securities held in the Fund may change on days when you will not be able to purchase or sell Fund shares on the NYSE.

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TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its Common Stockholders. This summary does not discuss the consequences of an investment in subscription rights to acquire shares of the Fund’s stock. The tax consequences of such an investment will be discussed in a relevant Prospectus Supplement.

Except as expressly provided otherwise, this discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your shares as capital assets (generally, for investment). The discussion is based upon current provisions of the Code, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all of which are subject to change or differing interpretations, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its stockholders (including stockholders subject to special tax rules and stockholders owning a large position in the Fund), nor does this discussion address any state, local, or foreign tax concerns.

The discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to U.S. federal, state, local and foreign taxes.

Taxation of the Fund

The Fund has elected to be treated and intends to qualify annually as a RIC under Subchapter M of the Code. Accordingly, the Fund must, among other things,

(i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and

(ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders, provided that it distributes annually at least 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and other taxable income, other than any net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions), if any. The Fund intends to distribute at least annually substantially all of such income. The Fund will be subject to income tax at regular corporate rates on any investment company taxable income and net capital gain that it does not distribute to its stockholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any

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capital gains or losses) for the calendar year, and (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the federal excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from previous years. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. Although the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund’s ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would generally be subject to tax on all of its taxable income and gains in the same manner as an ordinary corporation and distributions to the Fund’s stockholders would not be deductible by the Fund in computing its taxable income. Such distributions would be taxable to the stockholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Provided that certain holding period and other requirements are met, such dividends would be eligible (i) to be treated as qualified dividend income eligible to be taxed at long-term capital gain rates in the case of non-corporate stockholders and (ii) for the dividends received deduction in the case of corporate stockholders. To qualify again to be subject to tax as a RIC in a subsequent year, the Fund would be required to distribute to its stockholders its earnings and profits attributable to non-RIC years. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years. The remainder of this discussion assumes that the Fund qualifies for taxation as a RIC.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) treat dividends that would otherwise be eligible for the dividends received deduction as ineligible for such treatment, (iii) convert lower taxed long-term capital gains, qualified dividend income, or “qualified REIT dividends” into higher taxed short-term capital gains or ordinary income, (iv) convert an ordinary loss or deduction into capital loss (the deductibility of which is more limited), (v) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vi) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vii) adversely alter the characterization of certain complex financial transactions and (viii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to stockholders. The Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income or loss.

The premium received by the Fund for writing a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. The Fund does not have control over the exercise of the call options it writes and thus does not control the timing of such taxable events.

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With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

The Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market, and any non-equity options, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year, thereby potentially causing the Fund to recognize gain in advance of a corresponding receipt of cash. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Investments by the Fund in certain “passive foreign investment companies” (“PFICs”)could subject the Fund to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to stockholders. Elections may be available to the Fund to mitigate the effect of the PFIC rules, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates applicable to qualified dividend income, as discussed below under “Taxation of Stockholders.”

The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high-yield securities”). A portion of the interest payments on such high-yield securities may be treated as dividends for certain U.S. federal income tax purposes.

The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to special rules or to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the amount, timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received in cash. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. federal income tax on all of its taxable income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid the imposition of Fund-level income or excise taxes. To avoid this result, the Fund may be required to borrow money or dispose of securities at inopportune times or on unfavorable terms, forgo favorable investments, or take other actions that it would otherwise not take, to be able to make distributions to its stockholders.

If the Fund does not meet applicable asset coverage requirements, the Fund will be required to suspend distributions to the holders of the common shares until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. federal income tax on all of its taxable income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid the imposition of Fund-level income or excise taxes.

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Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. As long as the Fund continues to invest less than 50% of its assets in foreign securities, the Fund will not be eligible to elect to “pass through” to its stockholders the ability to use the foreign tax deduction or foreign tax credit for qualifying foreign taxes paid by the Fund.

Taxation of Stockholders

Taxation of U.S. Stockholders. Distributions paid by the Fund from its investment company taxable income generally are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits (“ordinary income dividends”). Provided that certain holding period and other requirements are met, such distributions (if properly reported by the Fund) may qualify (i) for the dividends received deduction available to corporations, but only to the extent that the Fund’s income consists of dividend income from U.S. corporations (not including REITs) and (ii) in the case of no-corporate stockholders, as qualified dividend income eligible to be taxed at long-term capital gain rates to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC. If the Fund lends portfolio securities, the amount received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. There can be no assurance as to what portion, if any, of the Fund’s distributions will be eligible for the dividends received deduction or the reduced rates applicable to qualified dividend income.

Properly reported dividends paid by the Fund that are attributable to the Fund’s “qualified REIT dividends” (generally, ordinary income dividends paid by a REIT, not including capital gain dividends or dividends treated as qualified dividend income), if any, may be eligible for the 20% deduction described in Section 199A of the Code in the case of non-corporate stockholders, provided that certain holding period and other requirements are met by the stockholder and the Fund. There can be no assurance as to what portion of the Fund’s distributions will qualify for such deduction.

Properly reported distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) (“capital gain dividends”), if any, are taxable to stockholders at the reduced rates applicable to long-term capital gain, regardless of how long the stockholder has held the Fund’s shares. Capital gain dividends are not eligible for the dividends received deduction.

The Fund may either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to regular corporate income tax on the retained amount. In that event, the Fund may report the retained amount as undistributed capital gain in a notice to its stockholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by the amount of undistributed capital gains included in the stockholder’s income less the tax deemed paid by the stockholder under clause (ii).

Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis of your shares and thereafter will be treated as capital gains. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares.

Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as paid by the Fund and received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in

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January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other dividends made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to the record date for a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

Except as discussed below in the case of a repurchase of shares, upon a sale, exchange or other disposition of shares, a stockholder will generally realize a capital gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the stockholder’s adjusted tax basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale, exchange or other disposition of Fund shares will be disallowed to the extent the shares disposed of are replaced by substantially identical shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized by a stockholder on the sale, exchange or other disposition of Fund shares held by the stockholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the stockholder (or amounts credited to the stockholder as an undistributed capital gain) with respect to such shares. There are a number of limitations on the use of capital losses under the Code.

In general, a repurchase of shares should be treated as a sale or exchange of such shares under section 302 of the Code, if the distribution in connection with the repurchase (a) is “substantially disproportionate” with respect to the stockholder, (b) results in a “complete redemption” of the stockholder’s interest, or (c) is “not essentially equivalent to a dividend” with respect to the stockholder. A “substantially disproportionate” distribution generally requires a reduction of more than 20% in the stockholder’s proportionate interest in the Fund and also requires the stockholder to own less than 50% of the voting power of all classes entitled to vote immediately after the repurchase. A “complete redemption” of a stockholder’s interest generally requires that all shares of the Fund owned by such stockholder be disposed of. For a distribution to be “not essentially equivalent to a dividend,” there must be a “meaningful reduction” in the stockholder’s proportionate interest in the Fund, which should result if the stockholder has a minimal interest in the Fund, exercises no control over Fund affairs and suffers a reduction in its proportionate interest in the Fund. In determining whether any of these tests has been met, any shares actually owned, as well as shares considered to be owned by the stockholder by reason of certain constructive ownership rules set forth in Section 318 of the Code, generally must be taken into account.

If the repurchase of your shares meets any of these three tests for “sale or exchange” treatment, you will recognize gain or loss equal to the difference between the amount of cash and the fair market value of other property received pursuant to the transaction and the adjusted tax basis of the sold shares. If none of the tests described above are met, you may be treated as having received, in whole or in part, a dividend, return of capital or capital gain, depending on (i) whether there are sufficient earnings and profits to support a dividend and (ii) your tax basis in the relevant shares. The tax basis in the sold shares will be transferred to any remaining shares held by you in the Fund. In addition, if the repurchase of shares is treated as a “dividend” to a stockholder, under certain provisions of the Code a constructive dividend may result to a non-selling stockholder whose proportionate interest in the earnings and profits or assets of the Fund has been increased as a result of such transaction.

Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder will generally have to file with the IRS a disclosure statement on IRS Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

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Certain U.S. stockholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a part of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s stock.

Ordinary income dividends, capital gain dividends and gain on the sale of Fund shares also may be subject to state, local and foreign taxes. Stockholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

Taxation of Foreign Stockholders. The following discussion applies to you only if you are a nonresident alien individual, a foreign corporation or a foreign estate or trust for U.S. federal income tax purposes (a “foreign investor”) and you do not hold your shares in connection with a trade or business you carry on in the United States. Foreign investors that hold their shares in connection with a U.S. trade or business are urged to consult their own tax advisers.

Except as otherwise discussed below, ordinary income dividends, including any dividends we report as qualified dividend income or qualified REIT dividends, generally will be subject to U.S. federal withholding tax at a rate of 30% (or lower rate under an applicable treaty). Except as otherwise discussed below, capital gain dividends, and any amounts we retain that are designated as undistributed capital gains, generally will not be subject to U.S. federal income or withholding tax unless you are a nonresident alien individual, you are physically present in the United States for 183 days or more during the taxable year and you meet certain other requirements.

Properly reported ordinary income dividends paid by a RIC are generally exempt from the U.S. federal withholding tax described above where they (i) are paid in respect of the RIC’s “qualified net interest income” (generally, the RIC’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC is at least a 10% stockholder, reduced by expenses that are allocable to such income) or (ii) subject to the discussion below with respect to “USRPI Capital Gain Distributions,” are paid in respect of the RIC’s “qualified short-term gains” (generally, the excess of the RIC’s net short-term capital gain over the RIC’s net long-term capital loss for such taxable year). Depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for the exemption from withholding for qualified net interest income, a foreign investor would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions would qualify for favorable treatment as qualified net interest income or qualified short-term gains.

If we are treated as a “qualified investment entity,” distributions we make (including capital gain dividends and, potentially, repurchase proceeds), to the extent attributable to gains from dispositions by us of “United States real property interests,” or “USRPIs” (“USRPI Capital Gain Distributions”): (i) except as indicated in clause (ii) below, generally will be considered effectively connected with a U.S. trade or business of the foreign investor and will be subject to U.S. income tax at the rates applicable to U.S. stockholders (which tax may be enforced by a withholding tax, which would be credited against your income tax liability) and, in the case of a foreign investor that is a corporation, may be subject to an additional 30% branch profits tax, and (ii) in the case where the class of shares on which such distribution is made is treated as regularly traded on an established securities market located in the United States (such as the NYSE) and the foreign investor has not owned, at any time during the one-year period preceding the distribution, more than 5% of such class of shares, generally will be treated as ordinary income dividends subject to U.S. federal withholding tax at a rate of 30% or lower treaty rate, as described above. As described below, USPRIs generally include interests in entities that principally own U.S. real estate, subject to certain exceptions. Although many of our investments in real estate-intensive companies may qualify for such exceptions, no assurances can be given in that regard. We will be treated as a “qualified investment entity” if we are a U.S. real property holding corporation (as described below) or we would have been a U.S. real property holding corporation if the exceptions noted below did not apply to any interests we own in a REIT or RIC. We may be

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treated as a “qualified investment entity.” The rules governing USRPI Capital Gain Distributions are complex and subject to uncertainty in a number respects (including, for example, in the case of repurchase proceeds), and therefore foreign investors are urged to consult their own tax advisers with respect to such distributions.

Any gain that you realize upon the sale, exchange, repurchase or other disposition of our shares (including gain recognized as a result of a return of capital distribution in excess of your basis in our shares) will ordinarily be exempt from U.S. federal income and withholding tax unless (i) you are a nonresident alien individual, you are physically present in the United States for 183 days or more during the taxable year and you meet certain other requirements or (ii) at any time during the shorter of the period during which you held such shares and the five-year period ending on the date of the disposition of those shares, we were a “U.S. real property holding corporation” and, in the case where such class of shares is treated as regularly traded on an established securities market (such as the NYSE), you actually or constructively held more than 5% of such class of shares at any time during such period. In the case of clause (ii) of the preceding sentence, the gain would generally be subject to tax in the same manner as if you were a U.S. stockholder.

A corporation is a U.S. real property holding corporation if the fair market value of its USRPIs equals or exceeds 50% of the fair market value of such USRPIs plus its interests in real property located outside the United States plus any other assets used or held for use in a trade or business. USRPIs include stock of U.S. real property holding corporations (other than stock of a domestically controlled REIT or RIC, or holdings of 5% or less (or, in the case of a REIT, potentially 10% or less) of the stock of a publicly traded U.S. real property holding corporation) and certain participating debt securities issued by U.S. real property holding corporations. Although there can be no assurance in this regard, we do not expect to be a U.S. real property holding corporation. Even if we are treated as a U.S. real property holding corporation, gain on the disposition of our stock would generally not be subject to tax under clause (ii) of the preceding paragraph if we are “domestically controlled” at the time of such disposition (which would require that less than 50% by value of our outstanding stock has been held directly or indirectly by foreign persons at all times during the period described in such clause (ii)). There can be no assurance that we are or will be “domestically controlled.”

Notwithstanding the foregoing, withholding is generally required at a rate of 30% on ordinary income dividends in respect of the Fund’s shares held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury (i) to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons and (ii) to withhold on certain payments. Accordingly, the entity through which the Fund’s shares are held will affect the determination of whether such withholding is required. Similarly, ordinary income dividends in respect of the Fund’s shares held by an investor that is a non-financial non-U.S. entity will generally be subject to withholding at a rate of 30%, unless such entity either (iii) certifies that such entity does not have any “substantial United States owners” or (iv) provides certain information regarding the entity’s “substantial United States owners,” which the Fund or other applicable withholding agent will in turn be required to provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in the Fund’s shares.

Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund’s shares.

Backup withholding. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and repurchase proceeds payable to non-corporate stockholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. A foreign investor can generally establish an exemption from backup withholding by certifying as to its foreign status under penalties of perjury. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against a stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX MATTERS. THE DISCUSSION SET FORTH ABOVE IS SUBJECT TO CHANGE BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION, EITHER PROSPECTIVELY OR

33

RETROACTIVELY. PERSONS CONSIDERING AN INVESTMENT IN OUR SHARES SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE PURCHASE, OWNERSHIP AND DISPOSITION OF SHARES OF THE FUND.

34

INCORPORATION BY REFERENCE

As noted in the Prospectus, we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of the Prospectus, the SAI or the Prospectus Supplement, as applicable, and later information that we file with the SEC will automatically update and supersede this information.

35

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.	Financial Statements

Part A

The audited financial statements included in the annual report to the Fund’s stockholders for the fiscal year ended December 31, 2024 (the “2024 Annual Report”), together with the report of PricewaterhouseCoopers LLP thereon, are incorporated by reference to the 2024 Annual Report in Part A.

The Financial Highlights included in the annual report to the Fund’s stockholders for the fiscal year ended December 31, 2019 (the “2019 Annual Report”), are incorporated by reference to the 2019 Annual Report in Part A.

Part B

None

2.Exhibits

(a)(1)	Articles of Incorporation are incorporated by reference from Registrant’s Registration Statement on Form N-2 filed with the Securities and Exchange Commission (“Commission”) on January 9, 2004 (Accession No. 0000950117-04-000152).

(a)(2)	Articles of Amendment are incorporated by reference from Registrant’s Annual Report on Form N-SAR filed with the Commission on February 26, 2010 (Accession No. 0001275617-10-000003).

(a)(3)	Articles of Amendment are incorporated by reference from Registrant’s Semi-Annual Report on Form N-SAR filed with the Commission on August 30, 2010 (Accession No. 0001275617-10-000006).

(a)(4)	Form of Articles Supplementary are incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 filed with the Commission on May 12, 2004 (Accession No. 0000950117-04-001867).

(a)(5)	Form of Articles Supplementary are incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 filed with the Commission on November 8, 2004 (Accession No. 0000950117-04-001867).

(a)(6)	Form of Articles Supplementary are incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 filed with the Commission on December 12, 2005 (Accession No. 0000950117-05-004681).

(a)(7)	Form of Articles Supplementary are incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s Registration on Form N-2 filed with the Commission on February 8, 2007 (Accession No. 0001193125-07-022956).

(a)(8)	Articles Supplementary are incorporated by reference from Registrant’s Registration Statement on Form N-14 filed with the Commission on June 30, 2009 (Accession No. 0001193125-09-141871).

(b)	Amended and Restated Bylaws are incorporated by reference from Registrant’s Current Report on Form 8-K filed with the Commission on March 21, 2023 (Accession No. 0001193125-23-075543).

(c)	Not applicable

(d)(1)	Form of Specimen Stock Certificate is incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 filed with the Commission on February 8, 2007 (Accession No. 0001193125-07-022956).

(d)(2)	Form of Subscription Certificate for Common Stock**

(e)	Dividend Reinvestment Plan is incorporated by reference from Registrant’s Registration Statement on Form N-14 filed with the Commission on June 30, 2009 (Accession No 0001193125-09-141871).

(f)	Not applicable

(g)(1)	Form of Investment Management Agreement is incorporated by reference from Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 filed with the Commission on March 15, 2004 (Accession No. 0000950117-04-000992).

(g)(2)	Subadvisory Agreement with Cohen & Steers Asia Limited is incorporated by reference from Registrant’s Annual Report on Form N-SAR filed with the Commission on February 26, 2010 (Accession No. 0001275617-10-000003).

(g)(3)	Subadvisory Agreement with Cohen & Steers UK Limited is incorporated by reference from Registrant’s Annual Report on Form N-SAR filed with the Commission on February 26, 2010 (Accession No. 0001275617-10-000003).

(h)(1)	Form of Underwriting Agreement**

(h)(2)	Form of Dealer Manager Agreement**

(j)	Form of Custody Agreement is incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the commission on February 24, 2004 (Accession No. 0000950117-04-000752).

(10)	Not applicable.

(k)(1)	Form of Transfer Agency, Registrar and Dividend Disbursing Agency Agreement is incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the commission on February 24, 2004. (Accession No. 0000950117-04-000752).

(k)(2)	Amended and Restated Administration Agreement between the Fund and the Investment Manager is incorporated by reference from Registrant’s Registration Statement on Form N-14 filed with the Commission on June 27, 2019 (Accession No. 0001193125-19-184381).

(k)(3)	Form of Amended and Restated Administration Agreement between the Fund and State Street Bank and Trust Company is incorporated by reference from Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 filed with the Commission on March 15, 2004 (Accession No. 0000950117-04-000992).

(l)	Opinion and Consent of Venable LLP*

(n)	Consent of Independent Registered Public Account Firm*

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(r)	Code of Ethics of the Registrant and the Investment Manager is incorporated by reference Registrant’s Annual Report on Form N-CSR filed with the Commission on March 8, 2021 (Accession No. 0001193125-21-073430).

(s)	Calculation of Filing Fee Tables*

(t)(1)	Power of Attorney*

(t)(2)	Form of Prospectus Supplement Relating to Common Stock*

(t)(3)	Form of Prospectus Supplement Relating to Subscription Rights to Purchase Common Stock*

*	Filed herewith.
**	To be filed by further amendment.

Item 26. Marketing Arrangements

Information concerning any underwriters will be contained in the accompanying Prospectus Supplement, if any.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the expenses to be incurred in connection with the offer described in this Registration Statement:

SEC Registration and Filing Fees	$	80,500
FINRA Fees		96,500
New York Stock Exchange Fees		115,000
Accounting Fees and Expenses		53,000
Legal Fees and Expenses		600,000
Printing/Mailing Expenses		415,000
Miscellaneous		150,000

	$	1,510,000*

* The Fund’s investment adviser expects to bear approximately $1,278,000 of these expenses.

Item 28. Persons Controlled by or under Common Control with Registrant

None.

Item 29. Number of Holders of Securities

Set forth below is the number of record holders as of June 30, 2025 of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common stock, par value $0.001 per share	47

Item 30. Indemnification

The Registrant is required to indemnify, and advance expenses to, its directors, officers, employees and other agents to the maximum extent permitted by Section 2-418 of the Maryland General Corporation Law as set forth in Article NINTH of Registrant’s Charter, and Article XIII of the Registrant’s Bylaws. The liability of the Registrant’s directors and officers is eliminated, to the fullest extent permitted by Maryland law, in Article NINTH of Registrant’s Charter. The liability of Cohen & Steers Capital Management, Inc., the Registrant’s investment adviser (the “Advisor”), for any loss suffered by the Registrant or its stockholders is set forth in Section 4 of the Investment Management Agreement. The liability of Cohen & Steers Capital Management, Inc., the Registrant’s administrator, for any loss suffered by the Registrant or its stockholders is set forth in Section 6 of the Administration Agreement.

Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act of 1933 (other than for expenses incurred in a successful defense) is asserted against the Registrant by the directors or officers in connection with the shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 31. Business and other Connections of Investment Adviser

The Investment Manager, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Investment Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Manager or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Manager filed with the SEC pursuant to the 1940 Act (File No. 801-27721).

Item 32. Location of Accounts and Records

The accounts and records of the Registrant are maintained in part at the office of the Investment Manager at 1166 Avenue of the Americas, 30th Floor, New York, NY 10036, in part at the offices of the Fund’s custodian and co-administrator, State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, and in part at the offices of the Fund’s transfer agent, Computershare Trust Company, N.A., at 150 Royall Street Canton, MA 02021.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Not applicable.

2.	Not applicable.

3.	Registrant undertakes:

a.	to file, during a period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)

to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post- effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3)

to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

Provided, however, that paragraphs a(1), a(2), and a(3) of this section do not apply to the extent the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

b.

that for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is subject to Rule 430B:

(A)

Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)

if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)

the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	Not Applicable.

5.

The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

7.

Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, State of New York, on the 10th day of September, 2025.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

By:	/s/ JAMES GIALLANZA
JAMES GIALLANZA
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE
/s/ JAMES GIALLANZA (JAMES GIALLANZA)	President and Chief Executive Officer (Principal Executive Officer)	September 10, 2025

/s/ ALBERT LASKAJ (ALBERT LASKAJ)	Chief Financial Officer (Principal Financial Officer)	September 10, 2025

* (JOSEPH M. HARVEY)	Chair and Director	September 10, 2025

* (ADAM M. DERECHIN)	Director	September 10, 2025

* (MICHAEL G. CLARK)	Director	September 10, 2025

* (GEORGE GROSSMAN)	Director	September 10, 2025

* (DEAN A. JUNKANS)	Director	September 10, 2025

* (GERALD J. MAGINNIS)	Director	September 10, 2025

* (JANE F. MAGPIONG)	Director	September 10, 2025

* (DAPHNE L. RICHARDS)	Director	September 10, 2025

* (RAMONA ROGERS-WINDSOR)	Director	September 10, 2025

/s/ Dana A. DeVivo Dana A. DeVivo ATTORNEY-IN-FACT		September 10, 2025

Index of Exhibits

(l)	Opinion and Consent of Venable LLP

(n)	Consent of Independent Registered Public Accounting Firm

(s)	Calculation of Filing Fee Tables

(t)(1)	Powers of Attorney

(t)(2)	Form of Prospectus Supplement Relating to Common Stock

(t)(3)	Form of Prospectus Supplement Relating to Subscription Rights to Purchase Common Stock